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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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MDC Partners Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MDC PARTNERS INC.

NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

        NOTICE IS HEREBY GIVEN THAT an annual and special meeting (the "Meeting") of the shareholders of MDC Partners Inc. ("MDC Partners" or the "Company") will be held at the Design Exchange, Toronto Dominion Centre, 234 Bay Street, Trading Floor, Toronto, Ontario on Thursday, May 26, 2005 at 10:00 a.m. (Toronto time) for the following purposes:

  1.
  To receive the consolidated financial statements of MDC Partners for the fiscal year ended December 31, 2004 together with the report of the auditors thereon;

  2.
  To elect eight directors of MDC Partners;

  3.
  To appoint auditors;

  4.
  To approve the 2005 Incentive Plan (as defined in the accompanying Proxy Statement and Management Information Circular);

  5.
  To approve a by-law amendment changing the quorum requirement for a shareholders meeting from two shareholders to 33 1/3 percent of the shares entitled to vote at the meeting; and

  6.
  To transact such further and other business as may properly come before the Meeting or any adjournment thereof.

        The accompanying Proxy Statement and Management Information Circular provides additional information to the matters to be dealt with at the Meeting and is deemed to form part of this notice. Attendance and voting are limited to shareholders of record at the close of business on April 20, 2005.

        Shareholders who are unable to attend the meeting in person are asked to complete, date and sign the enclosed form of proxy and to return it promptly in the envelope provided.

        Proxies to be used at the Meeting must be received by CIBC Mellon Trust Company, Attn: Proxy Department, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9 not later than 4:30 p.m. (Toronto time) on Tuesday, May 24, 2005 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting).

By order of the Board of Directors
Toronto, Ontario April 29, 2005	MITCHELL S. GENDEL, General Counsel and Corporate Secretary

MDC PARTNERS INC.

PROXY STATEMENT AND
MANAGEMENT INFORMATION CIRCULAR
Annual and Special Meeting of Shareholders
To be Held on May 26, 2005
GENERAL PROXY INFORMATION
SOLICITATION OF PROXIES

        This Proxy Statement and Management Information Circular (the "Circular") is furnished in connection with the solicitation of proxies by the management of MDC Partners Inc. ("MDC Partners") for use at the annual and special meeting of shareholders of MDC Partners to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual and Special Meeting of Shareholders, and any adjournments thereof. Such meeting is hereinafter referred to as the "Meeting". The information contained in this Circular is given as of the date hereof, except as otherwise noted herein. The address of the registered and principal executive office of MDC Partners is 45 Hazelton Avenue, Toronto, Ontario M5R 2E3. This Circular, the accompanying notice and the enclosed form of proxy are expected to first be mailed to shareholders on or about Monday, May 2, 2005.

        Management expects that proxies will be solicited primarily by mail. Employees of MDC Partners or persons retained by MDC Partners for that purpose may also solicit proxies personally or by telephone. In addition to solicitation by mail, certain officers, directors and employees of MDC Partners may solicit proxies by telephone, telegraph or personally.

        If a holder holds its shares in the name of a bank, broker or other nominee, see "Beneficial Owners" below.

MANNER IN WHICH PROXIES WILL BE VOTED

        The shares represented by the accompanying form of proxy, if the same is properly executed in favour of Messrs. Nadal and Berns, the management nominees, and received at the offices of CIBC Mellon Trust Company, Attn: Proxy Department, 200 Queens Quay East, Unit 6, Toronto, Ontario M5A 4K9 (the "Transfer Agent") not later than 4:30 p.m. (Toronto time) on Tuesday, May 24, 2005 (or, if the Meeting is adjourned, not later than 48 hours, excluding Saturdays, Sundays and holidays, preceding the time of such adjourned Meeting), will be voted or withheld from voting at the Meeting and, subject to Section 152 of the Canada Business Corporations Act, where a choice is specified in respect of any matter to be acted upon, will be voted in accordance with the specifications made. In the absence of such a specification, such shares will be voted FOR the election of all eight nominees for the Board of Directors, FOR the appointment of KPMG LLP as auditors of MDC Partners and to authorize the directors to fix their remuneration, FOR the approval of the 2005 Incentive Plan (as defined below), and FOR the approval of the by-law amendment to change MDC Partners' quorum requirement.

        The accompanying form of proxy confers discretionary authority upon the persons named therein with respect to amendments or variations to matters identified in the accompanying Notice of Annual and Special Meeting of Shareholders, and with respect to other matters which may properly come before the Meeting. At the date hereof, management knows of no such amendments, variations or other matters.

        At any meeting of shareholders, two persons present in person, each entitled to vote at such meeting, constitute a quorum. Only a shareholder of record at the close of business on April 20, 2005 (the "record date") will be entitled to vote, or grant proxies to vote, such Class A Subordinate Voting Shares or Class B Shares at the Meeting (subject, in the case of voting by proxy, to the timely deposit of his or her executed form of proxy as described herein).

        All matters (other than the resolution relating to the 2005 Incentive Plan) are ordinary resolutions which must be passed by at least a majority of the votes cast by shareholders present in person or represented by proxy who voted in respect of the ordinary resolution at the Meeting. The resolution relating to the 2005 Incentive Plan must be passed by at least a majority of the votes cast by shareholders present in person or represented by proxy who voted in respect of that resolution at the Meeting, excluding votes attaching to shares beneficially held by individuals who will be entitled to receive shares under the 2005 Incentive Plan and who are "insiders" of MDC Partners or "associates" of insiders of MDC Partners. An automated system administered by the Transfer Agent tabulates the votes.

ALTERNATE PROXY

        Each shareholder has the right to appoint a person other than the persons named in the accompanying form of proxy, who need not be a shareholder, to attend and act for him or her and on his or her behalf at the Meeting. Any shareholder wishing to exercise such right may do so by inserting in the blank space provided in the accompanying form of proxy the name of the person whom such shareholder wishes to appoint as proxy and by duly depositing such proxy, or by duly completing and depositing another proper form of proxy and depositing the same with the Transfer Agent at the address and within the time specified under "Manner In Which Proxies Will Be Voted" above.

REVOCABILITY OF PROXY

        A shareholder giving a proxy has the power to revoke it.    Such revocation may be made by the shareholder by duly executing another form of proxy bearing a later date and duly depositing the same before the specified time, or may be made by written instrument revoking such proxy executed by the shareholder or by his or her attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either at the head office of MDC Partners, 45 Hazelton Avenue, Toronto, Ontario M5R 2E3 at any time up to and including 4:30 p.m. (Toronto time) on the last business day preceding the date of the Meeting or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. If such written instrument is deposited with the chairman of the Meeting on the day of the Meeting or any adjournment thereof, such instrument will not be effective with respect to any matter on which a vote has already been cast pursuant to such proxy.

BENEFICIAL OWNERS

        Most shareholders are "beneficial owners" who are non-registered shareholders. Their shares are registered in the name of an intermediary, such as a securities broker, financial institution, trustee, custodian or other nominee who holds the shares on their behalf, or in the name of a clearing agency in which the intermediary is a participant (such as The Canadian Depository for Securities Limited). Intermediaries have obligations to forward meeting materials to the non-registered holders, unless otherwise instructed by the holder (and as required by regulation in some cases, despite such instructions).

        Only registered shareholders or their duly appointed proxyholders are permitted to vote at the Meeting. Non-registered holders should follow the directions of their intermediaries with respect to the procedures to be followed for voting. Generally, intermediaries will provide non-registered holders with either: (a) a voting instruction form for completion and execution by the non-registered holder, or (b) a proxy form, executed by the intermediary and restricted to the number of shares owned by the non-registered holder, but otherwise uncompleted. These are procedures to permit the non-registered holders to direct the voting of the shares which they beneficially own.

        If the non-registered holder wishes to attend and vote in person at the meeting, they must insert their own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary and carefully follow the intermediary's instructions for return of the executed form or other method of response.

CURRENCY

        Unless otherwise stated, all amounts reported in this Proxy Statement and Management Information Circular are in U.S. dollars. Canadian dollar amounts have been translated to U.S. dollars at the following rates:

	2002	2003	2004	2005
As at December 31st	0.6339	0.7713	0.8319
As at March 31st				0.8267
Average for year ended December 31st	0.6372	0.7141	0.7686

AUTHORIZED CAPITAL AND VOTING SHARES

        The authorized capital of MDC Partners consists of an unlimited number of Class A Subordinate Voting Shares (the "Class A Subordinate Voting Shares"); an unlimited number of Class B Shares (the "Class B Shares") (the Class A Subordinate Voting Shares and the Class B Shares are herein referred to collectively as the "shares"); and an unlimited number of non-voting Preference Shares, issuable in series, in an unlimited number of which 5,000 Series 1 Preference Shares, 700,000 Series 2 Preference Shares and an unlimited number of Series 3 Preference Shares have been designated.

        At the date hereof, MDC Partners has outstanding 23,077,846 Class A Subordinate Voting Shares, 2,502 Class B Shares, no Series 1 Preference Shares, no Series 2 Preference Shares and no Series 3 Preference Shares. The holders of the Class A Subordinate Voting Shares are entitled to one vote in respect of each Class A Subordinate Voting Share held in connection with each matter to be acted upon at the Meeting and the holders of the Class B Shares are entitled to twenty votes in respect of each Class B Share held in connection with each matter to be acted upon at the Meeting. Approximately 99.8% of the aggregate voting rights attached to the issued and outstanding shares of MDC Partners are represented by the Class A Subordinate Voting Shares.

        The articles of MDC Partners contain provisions that provide that, in the event that an offer is made to purchase Class B Shares which must, by reason of applicable securities legislation or the requirements of a stock exchange on which the Class B Shares are listed, be made to all or substantially all of the Class B Shares, and which offer is not made on identical terms, as to price per share and percentage of outstanding shares, to purchase the Class A Subordinate Voting Shares, the holders of Class A Subordinate Voting Shares shall have the right to convert such shares into Class B Shares in certain specified instances.

        To the knowledge of the directors and officers of MDC Partners, no person (or group of persons) beneficially owns, directly or indirectly, or exercises control or direction over, voting securities of MDC Partners representing more than 5% of the voting rights attached to any class of voting securities of MDC Partners other than Mr. Nadal, (Chairman, President and CEO of MDC Partners); Cardinal Capital Management, LLC; Gruber and McBaine Capital Management, LLC; and Wellington Management Company, LLP. See "Security Ownership of Management and Certain Beneficial Owners"

below for details of shares beneficially owned by Mr. Nadal and Cardinal Capital Management, LLC, Gruber and McBaine Capital Management, LLC and Wellington Management Company, LLP.

EXPENSES

        MDC Partners will pay all of the expenses of soliciting proxies for management. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of MDC Partners. Those directors, officers and employees will receive no compensation for such solicitation other than their regular salaries or fees. MDC Partners has retained CIBC Mellon Trust Company to aid in the solicitation of proxies; MDC Partners expects the additional expense of that assistance to be approximately $15,000. MDC Partners also will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxy materials to beneficial owners. MDC Partners will, upon request, reimburse these institutions for their reasonable charges and expenses incurred in forwarding this proxy material to beneficial owners of shares.

PARTICULARS OF MATTERS TO BE ACTED UPON

ITEM 1—ELECTION OF DIRECTORS

        Eight directors are to be elected to the Board of Directors (the "Board") at the Meeting. Each director elected will hold office until the next annual meeting of shareholders or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the by-laws of MDC Partners. Management does not contemplate that any of the nominees will be unable to serve as a director but, if that should occur for any reason prior to the Meeting, the persons named in the accompanying proxy reserve the right to vote for another nominee in their discretion. Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favour and is duly deposited) intend to vote FOR the election of the nominees whose names are set forth below.

        With the exception of Mr. Nadal and Mr. Pustil, the Board has determined that all of the nominees are independent under applicable Nasdaq rules and the Board's governance principles, and are unrelated within the meaning of the Guidelines of the Toronto Stock Exchange (the "TSX"). In addition, pursuant to applicable requirements of the Canada Business Corporations Act (the "CBCA"), MDC Partners is required to have at least 25% resident Canadian directors. Messrs. French, Kirby, Pustil and Roy are resident Canadians.

Information Concerning Nominees for Election as Directors

        The following information relating to the nominees as directors, including their principal occupations and positions for the past five years and in certain cases prior years, is based partly on MDC Partners' records and partly on information received by MDC Partners from such persons and is given as of April 20, 2005:

        Thomas N. Davidson, age 64, has been Chairman of NuTech Precision Metals, Inc., a specialty metals processing company since 1987, and Chairman of Quarry Hill Group, a private investment holding company, since 1989. Mr. Davidson has served on the Board of Directors of TLC Vision Corporation since 2000 and on the Board of Occulogix, Inc. since 2004. Mr. Davidson was appointed the non-executive Chairman of Azure Dynamics Corporation in December 2003. Mr. Davidson has been a Director of MDC Partners since June 21, 1988. He is currently the Company's Presiding Director, is Chairman of the Audit Committee, and is a member of the Nominating & Corporate Governance Committee and the Human Resources & Compensation Committee. Mr. Davidson is a resident of Key Largo, Florida, and beneficially owns 139,181 Class A voting shares of MDC Partners.

        Guy P. French, age 72, is a Founding Partner of Corso, Mizgala + French, an executive recruiting firm, where he has worked since it was founded in 1992. Mr. French has served on numerous boards of directors, including Canada Mortgage & Housing Corporation, S.C. Johnson & Son and Xerox Canada. Currently, he is a Trustee of the Toronto School of Theology and a Patron of Distress Centres of Toronto. Mr. French has been a Director of MDC Partners since August 25, 1989, and is a member of the Nominating and Corporate Governance Committee and the Human Resources & Compensation Committee. Mr. French is a resident of Toronto, Ontario, and beneficially owns 11,486 Class A voting shares of MDC Partners.

        Richard R. Hylland, age 44, is Chairman and Chief Executive Officer of DT Capital LLC, a private investment firm. Mr. Hylland currently serves on the Board of Directors of LodgeNet Entertainment Corporation (LNET), a publicly-traded interactive television and broadband services company. Mr. Hylland served as President, Chief Operating Officer and Director of NorthWestern Corporation, a publicly traded diversified energy and communications company, and as Vice Chairman of its current or previously affiliated entities, Cornerstone Propane GP, Inc., Blue Dot Services Inc. and Expanets, Inc. (subsequently Netexit Inc.), from 2000 to April 2003.* Mr. Hylland has been a Director of MDC Partners since December 10, 1999, is Chairman of the Human Resources & Compensation Committee, and is a member of the Audit Committee. Mr. Hylland is a resident of Sioux Falls, South Dakota, and beneficially owns 3,000 Class A voting shares of MDC Partners.

*
In September 2003, NorthWestern Corporation (and subsequently its current or previously affiliated entities, Cornerstone Propane GP, Inc. and Netexit, Inc.) filed petitions with the Bankruptcy Court in Delaware for Chapter 11 protection, and its plan of reorganization was confirmed by the Bankruptcy Court and was declared effective in 2004. Mr. Hylland was not an executive officer or director of such companies at the time the respective bankruptcy petitions were filed.

        Robert J. Kamerschen, age 69, is the Retired Chairman and Chief Executive Officer of ADVO, Inc., a NYSE-listed direct mail microtargeting service company, which he led from 1988 until his retirement in 1999. Mr. Kamerschen was Chief Executive Officer of DIMAC, Inc. from October 1999 to February 2002. DIMAC and its subsidiaries filed voluntary petitions with the U.S. Bankruptcy Court in Wilmington, Delaware in April 2000 seeking reorganizations under Chapter 11 and subsequently emerged from bankruptcy protection in February 2001. Mr. Kamerschen currently serves on the board of directors of several publicly traded corporations, including Radio Shack Corporation, IMS Health Inc., R.H. Donnelley Corporation, and Linens 'N Things Inc. and Vertrue, Inc. Mr. Kamerschen has been a Director of MDC Partners since July 28, 2004, is Chairman of the Nominating and Corporate Governance Committee, and is a member of the Human Resources & Compensation Committee. Mr. Kamerschen is a resident of New Canaan, Connecticut, and beneficially owns 35,466 Class A voting shares of MDC Partners.

        Senator Michael J.L. Kirby, age 63, has been a member of the Senate of Canada since 1984. Sen. Kirby is presently Chairman of the Standing Senate Committee on Social Affairs, Science and Technology. From 1994 to 1999, he served as Chairman of the Standing Senate Committee on Banking, Trade and Commerce. Sen. Kirby currently serves as a director of The Bank of Nova Scotia, Extendicare, Ontario Energy Savings Corporation, Indigo, CPI Plastics and Treklogic Technologies Inc. He has also been Vice Chairman of the Accounting Standards Oversight Council of the Canadian Institute of Chartered Accountants. He has previously been a director of Maxxcom, Inc., Quaker Oats (Canada), Onex Packaging, Westbury Canadian Life, Cotton Ginny, RJR-Macdonald Inc. and a member of the Advisory Board of AT&T Enterprises (Canada), Nissan (Canada) and other private companies. Sen. Kirby has been a Director of MDC Partners since April 22, 2004. He is a member of the Nominating and Corporate Governance Committee and the Human Resources & Compensation Committee. Sen. Kirby is a resident of Ottawa, Ontario, and beneficially owns 3,810 Class A voting shares of MDC Partners.

        Miles S. Nadal, age 47, is the Chairman, President and Chief Executive Officer of MDC Partners. He has been its President since the company's start-up in 1980. Mr. Nadal has been a Director of MDC Partners since August 25, 1986. Mr. Nadal serves on the boards of several community and charitable organizations, including the Schulich School of Business, Mount Sinai Hospital, and the Baycrest Hospital Board of Governors. Mr. Nadal is a resident of Nassau, Bahamas, and beneficially owns 3,961,553 Class A voting shares of MDC Partners.

        Stephen M. Pustil, age 61, is the President of Penwest Development Corporation Limited, a real estate development and construction firm that he established in 1972. Mr. Pustil, a chartered accountant, also serves on the Board of Mount Sinai Hospital and is Chairman and Director of Custom Direct Income Fund. Mr. Pustil has been a Director of MDC Partners since April 9, 1992. Mr. Pustil is a resident of Toronto, Ontario, and beneficially owns 69,167 Class A voting shares of MDC Partners.

        François R. Roy, age 49, is a Corporate Director. From March 2000 to 2003, he was Telemedia Corporation's Chief Financial Officer. Mr. Roy served as Executive Vice President and Chief Financial Officer of Quebecor Inc., a Montreal-based public holding company whose subsidiaries are engaged in printing, publishing and the forest products sector, from August 1998 to 2000. Mr. Roy serves on the board of directors of the following Canadian companies: Advanced Fibre Technologies (AFT) Income Fund, Macquarie Power Income Fund and on the board of advisors of Dessau-Soprin Inc. as well as that of Veronis Suhler Stevenson Partners LLC, a merchant bank. He is a member of the board of trustees of L'Opera de Montreal. Mr. Roy has been a Director of MDC Partners since October 23, 1998, and is a member of the Audit Committee and the Corporate Governance & Nominating Committee. Mr. Roy is a resident of Montreal, Quebec, and beneficially owns 7,000 Class A voting shares of MDC Partners.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" ELECTION OF THE PROPOSED DIRECTORS.

Security Ownership of Management and Certain Beneficial Owners

        The following table sets forth certain information known by MDC Partners regarding the beneficial ownership of the Class A Subordinate Voting Shares and the Class B Shares of MDC Partners outstanding as of March 31, 2005 by each beneficial owner of more than five percent of such shares, by each of the directors of MDC Partners and the nominees for Board election, by each of the executives named in the Summary Compensation Table below and by all current directors and executive officers of MDC Partners as a group.

		Number of Voting Shares Beneficially Owned, or over which Control or Direction is Exercised(1)						Approximate Percentage of Class(5)
Name and Municipality of Residence	Type of Shareholding	Class A Subordinate Voting Shares (2)		Class A Shares Underlying Options, Warrants or Similar Right Exercisable Currently or Within 60 Days (3)	Class A Shares Underlying All Options, Warrants or Similar Right (4)		Class B Shares	Class A Shares	Class B Shares
Miles S. Nadal	Direct	1,726,211		622,900	883,500		Nil	9.91%	Nil
	Indirect	2,235,342	(6)					9.69%
Thomas N. Davidson	Direct	139,181		19,600	22,000		Nil	*	Nil
Guy P. French	Direct	11,486		6,400	8,800		Nil	*	Nil
Richard R. Hylland	Direct	3,000		12,619	15,019		Nil	*	Nil
Robert J. Kamerschen	Direct	35,466		6,300	6,300		Nil	*	Nil
Michael J.L. Kirby	Direct	3,810		5,000	25,000		Nil	*	Nil
Stephen M. Pustil	Direct	69,167		40,910	53,310		Nil	*	Nil
François R. Roy	Direct	7,000		17,600	20,000		Nil	*	Nil
Walter Campbell	Direct	22,000		54,000	90,000		Nil	*	Nil
	Indirect	191						*
Steven Berns	Direct	4,000		0	150,000	(7)	Nil	*	Nil
Robert Dickson	Direct	5,300		57,150	57,150		Nil	*	Nil
Graham L. Rosenberg	Direct	4,000		47,625	47,625		Nil	*	Nil
Charles Porter	Direct	98,455		2,723	2,723		Nil	*	Nil
	Indirect	8,431						*
All directors and officers of MDC Partners as a group (17 persons)		4,373,040		944,240	1,441,240		Nil	22.14%	Nil
Cardinal Capital Management, LLC(8)		2,397,877		Nil	Nil		Nil	10.39%	Nil
Wellington Management Company, LLP(8)		1,868,808		Nil	Nil		Nil	8.10%	Nil
Gruber and McBaine Capital Management, LLC(8)		1,330,647		Nil	Nil		Nil	5.77%	Nil

*
The percentage of shares beneficially owned does not exceed one percent of the outstanding shares.

(1)
Unless otherwise noted, MDC Partners believes that all persons named in the table above have sole voting power and dispositive power with respect to all shares beneficially owned by them.

(2)
This column includes Class A Subordinate Voting Shares owned directly or indirectly, but does not include Class A Subordinate Voting Shares subject to options, warrants or similar rights.

(3)
This column includes Class A Subordinate Voting Shares subject to options, warrants or similar rights that are currently exercisable or will become exercisable within 60 days after March 31, 2005.

(4)
This column includes Class A Subordinate Voting Shares subject to all outstanding options, warrants or similar rights, whether or not such options, warrants or similar rights are currently exercisable or will become exercisable within 60 days after March 31, 2005. However, this column does not include SARs, which do not represent the right to a share because they may be settled, at the Board's discretion, in either cash or Class A Subordinate Voting Shares.

(5)
For purposes of computing the percentage of outstanding shares held by each person or group named above, any shares which that person or persons has or have the right to acquire within 60 days of March 31, 2005 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, MDC Partners believes that all persons named in the table above have sole voting and dispositive power with respect to all shares beneficially owned by them.

(6)
These shares are held by Amadeus Capital Corporation, a company wholly-owned by Miles S. Nadal. On February 25, 2000, Amadeus Capital Corporation entered into a monetization program for proceeds of Cdn$35 million and pledged as security to the lender a portfolio of shares that includes 2,235,342 Class A subordinate voting shares of the Company, together with securities of other companies. On the date of such monitization arrangement (February 25, 2000), the value of the Company's Class A subordinate voting shares was Cdn$20.65 per share, or Cdn$46,159,812 in the aggregate. The monetization arrangement is interest bearing, and the lender's recourse is limited to the pledged portfolio of shares. On February 28, 2005, the maturity date of the monetization arrangement was extended to May 31, 2005, and the maturity date may be further extended by the parties. The terms further provide that Amadeus Capital Corporation may, at its option, at maturity elect to repay all amounts owing to the lender in cash or by transfer of selected securities from the portfolio or by a combination of both.

(7)
Includes 50,000 Restricted Stock Units.

(8)
Stock ownership of these entities is based solely on a Schedule 13G filed by each such entity. The address of Cardinal Capital Management, LLC is One Fawcett Place, Greenwich, CT 06830; the address of Wellington Management Company, LLP is 75 State Street, Boston, MA 02109; and the address of Gruber & McBain Capital Management, LLC is 50 Osgood Place, San Francisco, CA 94133.

Information About the Board and Corporate Governance

        The Board oversees the management of the business and affairs of MDC Partners as provided by Ontario and Canadian law. The Board conducts its business through meetings of the Board and three standing committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, special committees may be established under the direction of the Board when necessary to address specific issues.

        The Board has established guidelines for determining director independence, and all current directors with the exception of Messrs. Nadal and Pustil have been determined by the Board to be independent.

        MDC Partners has also adopted a written Code of Conduct (the "Code") in order to help directors, officers and employees resolve ethical issues in an increasingly complex business environment. The Code applies to all directors, officers and employees, including the Chief Executive Officer, the Vice Chairman and Executive Vice President, the Chief Accounting Officer and any other employee with any responsibility for the preparation and filing of documents with the Securities and Exchange Commission. The Code covers topics including, but not limited to, conflicts of interest, confidentiality of information and compliance with laws.

        Copies of the charters of the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee are available free of charge at MDC Partners' website located at http://www.mdccorp.com/ir/governance.asp. Copies of these documents are also available in print to any shareholder upon written request to 45 Hazelton Avenue, Toronto, Ontario, Canada M5R 2E3, Attention: Investor Relations.

  Meetings

        The Board held fifteen (15) meetings in 2004. The various Board committees met the number of times shown in parentheses: Audit (14), Compensation (5) and Nominating and Corporate Governance (2). Each incumbent director attended 75% or more of the aggregate of (i) meetings of the Board held during the period of the year for which he served as a director and (ii) meetings of all Board committees held during such period. MDC Partners has a formal policy regarding attendance by directors at its annual general meetings of shareholders which states that all directors are expected to attend, provided that a director who is unable to attend such a meeting is expected to notify the Chairman of the Board in advance of any such meeting. All of the then current members of the Board attended the 2004 annual and special meeting of shareholders.

  Committees of the Board

        The Board has three committees: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee. The terms of reference and mandate for each committee is outlined in the respective Charter of each committee, and is summarized below.

Audit Committee

        The Audit Committee is composed of three members, all of whom are considered to be "unrelated" as determined under the TSX Guidelines and "independent" according to the applicable rules of Nasdaq, the Securities and Exchange Commission and applicable Canadian securities regulatory authorities. The Audit Committee reviews all financial statements, annual and interim, intended for circulation to shareholders and reports upon these to the Board. In addition, the Board may refer to the Audit Committee on other matters and questions relating to the financial position of MDC Partners and its affiliates. The Audit Committee is also responsible for reviewing with management and the independent auditor the adequacy and effectiveness of the Company's accounting and internal control policies and procedures; reviewing with management its compliance with prescribed policies, procedures and internal control; and reviewing with management and the independent auditor any reportable conditions and material weaknesses affecting internal control, as more fully disclosed in Item 9A (Controls and Procedures) of the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        The current members of the Audit Committee are Messrs. Thomas N. Davidson (Chairman), Richard R. Hylland and François R. Roy. The Board has determined that Mr. François R. Roy qualifies as an "audit committee financial expert" under the Sarbanes-Oxley Act of 2002 and applicable Nasdaq and Securities and Exchange Commission regulations. In addition, each of the members of the Audit Committee is "financially literate" as required by the Canadian Securities Administrators. The Audit Committee's current charter is appended hereto as Exhibit A.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is composed of five members, all of whom are considered to be "unrelated" as determined under the TSX Guidelines and "independent" according to the applicable rules of Nasdaq and the Securities and Exchange Commission. The Nominating and Corporate Governance Committee is responsible for reviewing and making recommendations to the full Board with respect to developments in the area of corporate governance and the practices of the Board. The Nominating and Corporate Governance Committee is also responsible for evaluating the performance of the Board as a whole as well as individual board members and for reporting to the Board with respect to appropriate candidates for nominations to the Board. The current members of the Nominating and Corporate Governance Committee are

Messrs. Robert J. Kamerschen (Chairman), Thomas N. Davidson, Guy P. French, Michael J.L. Kirby, and François R. Roy. The Committee's current charter is available at www.mdccorp.com/ir/governance.asp.

Human Resources & Compensation Committee

        The Human Resources & Compensation Committee is composed of five members, all of whom are considered to be "unrelated" as determined under the TSX Guidelines and "independent" according to the applicable rules of Nasdaq and the Securities and Exchange Commission. The Human Resources & Compensation Committee makes recommendations to the Board on, among other things, the compensation of senior executives. The Human Resources & Compensation Committee discusses personnel and human resources matters including recruitment and development, management succession and benefits plans and grants awards under the Option Plan, the SAR Plan and the Long-Term Incentive Plan (each as defined below). Salary, bonus or other payments for the benefit of senior management are reviewed and approved by the Human Resources & Compensation Committee. The current members of the Human Resources & Compensation Committee are Messrs. Richard R. Hylland (Chairman), Thomas N. Davidson, Guy P. French, Robert J. Kamerschen and Senator Michael J.L. Kirby. The Human Resources & Compensation Committee's current charter is available at www.mdccorp.com/ir/governance.asp.

  Compensation of Directors

        MDC Partners pays its directors who are not employees of MDC Partners or any of its subsidiaries a $20,000 annual retainer. It also pays a fee of $2,000 for attendance at any Board or Committee meeting. MDC Partners pays an additional retainer for certain positions held by a director: $10,000 for the Presiding Director, $20,000 for the Audit Committee Chair, $5,000 for the Audit Committee financial expert, and $15,000 for other Committee Chairs. During the year ended December 31, 2004, MDC Partners paid to such directors, in their capacity as directors, aggregate fees equal to $333,861.

        During the first quarter of 2004, the Company completed a private placement of Class A subordinate voting shares at an average price of $11.65 per share and issued warrants to acquire Class A subordinate voting shares with an exercise price equal to $15.91, expiring in March 2009. In connection with this private placement, the following directors purchased shares and acquired an equal number of warrants in the following amounts: (i) Thomas Davidson, 10,000 warrants at an exercise price of $15.91; (ii) Richard Hylland, 619 warrants at an exercise price of $15.91; and (iii) Francois Roy, 4,000 warrants at an exercise price of $15.91. In addition, Michael Kirby received 25,000 options to acquire Class A subordinate voting shares at an exercise price of $12.57.

  Executive Sessions and Communications with the Board

        Non-employee directors frequently meet in executive sessions without management in conjunction with each regularly scheduled Board meeting. A non-executive Presiding Director has the primary responsibility to preside over these sessions of the Board. The current non-executive Presiding Director is Thomas N. Davidson. Shareholders or others who wish to communicate with the non-executive Presiding Director or any other member of the Board may do so by mail or courier, to MDC Partners Inc., c/o Steven Berns, Executive Vice President and Vice Chairman, 45 Hazelton Avenue, Toronto, Ontario, Canada M5R 2E3. To facilitate a response, in appropriate circumstances, shareholders are asked to provide the following information: (i) their name; (ii) an address, telephone number, fax number and e-mail address at which they can be reached; and (iii) the number of shares or aggregate principal amount of debt that they hold, and the date those securities were acquired.

  Director Nominations

        The Nominating and Corporate Governance Committee identifies, selects and recommends to the Board individuals qualified to serve both on the Board and on Board committees, including persons suggested by shareholders and others. The Nominating and Corporate Governance Committee reviews the background and qualifications of those individuals who are chosen for consideration, including the following attributes and criteria of candidates: experience, skills, expertise, diversity, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication, conflicts of interest and any other relevant factors deemed appropriate. Following that review, the Nominating and Corporate Governance Committee then selects nominees and recommends them to the Board for election by the shareholders or appointment by the Board, as the case may be. The Nominating and Corporate Governance Committee also reviews the suitability of each Board member for continued service as a director when that member's term expires or that member experiences a significant change in status (for example, a change in employment). The Nominating and Corporate Governance Committee has not received any suggestions from shareholders, nor implemented any additional policies or procedures, with respect to Board or committee nominees.

        Pursuant to its charter, the Nominating and Corporate Governance Committee may conduct or authorize investigations or studies into matters within its scope of responsibilities and may retain, at the Company's expense, such independent counsel or other consultants or advisers at it may deem necessary from time to time. The Nominating and Corporate Governance Committee has the sole authority to retain or terminate any search firm to be used to identify director candidates, including the sole authority to approve its fees and retention terms, with the Company bearing the cost of such fees.

Report of the Audit Committee of the Board

        The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by MDC Partners under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended, except to the extent MDC Partners specifically incorporates this Report by reference therein.

        The Audit Committee is responsible for assisting the Board in serving as an oversight to MDC Partners' accounting, auditing, financial reporting, internal control and legal compliance functions. The Audit Committee has implemented procedures to ensure that during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under its charter including, whenever appropriate, meeting in executive sessions with MDC Partners' independent auditors without the presence of MDC Partners' management.

        Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") and for the report on the Company's internal control over financial reporting. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP and for attesting to management's report, when completed, on the Company's internal control over financial reporting. The Audit Committee's responsibility is to oversee and review the financial reporting process and to review and discuss the status and completed copy of management's report on the Company's internal control over financial reporting.

        The Audit Committee reviewed and discussed the Company's progress in complying with Section 404 of the Sarbanes-Oxley Act of 2002, and the Audit Committee reviewed and discussed with management and KPMG management's status update on the Company's internal control over financial reporting, as more fully disclosed in Item 9A (Controls and Procedures) of the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

        In overseeing the preparation of MDC Partners' financial statements, the Audit Committee met with both management and MDC Partners' outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and the Audit Committee discussed the statements with both management and the outside auditors. The Audit Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        With respect to MDC Partners' outside auditors, the Audit Committee, among other things, discussed with KPMG LLP matters relating to its independence, and received from KPMG LLP written disclosures and a letter from KPMG LLP as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

        On the basis of their reviews and discussions, the Committee recommended to the Board that the Board approve (and the Board has approved) the inclusion of MDC Partners' audited financial statements in MDC Partners' Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission and the Canadian Securities Administrators. The Committee and the Board have also approved, and submitted for shareholder approval, the selection of MDC Partners' independent auditors for the fiscal year ending December 31, 2005.

        The Audit Committee's current charter is appended to this Proxy Statement and Management Information Circular as Exhibit A.

Audit Committee of the Board Thomas N. Davidson (Chair) Richard R. Hylland François R. Roy

Statement of Corporate Governance Practices

        As part of its responsibilities, the Board must establish a structure and procedure for good corporate governance. The Board has reviewed MDC Partners' corporate governance practices with reference to the guidelines for effective corporate governance contained in the TSX Company Manual (the "TSX Guidelines"). As a result, MDC Partners' Board has adopted an appropriate Charter for each Board committee, outlining the roles and responsibilities of the Board and the various Board committees.

        The TSX has also proposed revised corporate governance guidelines (the "TSX Proposals"). It is currently expected that the TSX Guidelines and the TSX Proposals will be replaced by new corporate governance disclosure guidelines established by applicable Canadian securities regulatory authorities which, at the time of printing of this Circular, have yet to be implemented. Although these new corporate governance disclosure guidelines are not yet in force, MDC Partners believes that it is in substantial compliance with the current draft guidelines. MDC Partners is pleased to make the following comparison between its current corporate governance practices, as outlined in the Corporate Governance Plan, and the TSX Guidelines (as amended by the TSX Proposals). Where the corporate governance practices of MDC Partners during 2004 were not in compliance with the TSX Guidelines (as amended by the TSX Proposals), this has been noted.

TSX Guidelines			MDC Partners' Alignment	Comments
1.	The Board should explicitly assume responsibility for the overall stewardship of MDC Partners and, as part of the overall stewardship responsibility, should assume responsibility for the following matters:		yes	The Board is elected by the shareholders and has a fiduciary duty to act in good faith and in the best interests of MDC Partners. The Board, either directly or through Board committees, is responsible for management or supervision of management of the business and affairs of MDC Partners with the objective of enhancing shareholder value.
	(i)	adoption of a strategic planning process;	yes	The Board requires management to develop the strategic and annual business and capital plans for MDC Partners. The Board reviews, approves and monitors those plans.
	(ii)	identification of the principal risks of MDC Partners' business and ensuring the implementation of the appropriate systems to manage these risks;	yes	The Board conducts a regular review and discussion with management regarding the principal risks facing the business and ensures that systems are established to mitigate and monitor those risks.
	(iii)	succession planning, including appointing, training and monitoring senior management;	yes
The Board has selected the Chief Executive Officer to direct the business in achieving articulated goals. The Board evaluates the performance of the Chief Executive Officer and other senior management against established objectives. The Human Resources & Compensation Committee also ensures the continuity of management through succession planning.

(iv)	a communications policy for MDC Partners; and	yes
The Board has approved a new Disclosure Controls and Procedures policy covering the timely dissemination of all material information. The policy establishes consistent guidelines for determining what information is material, how it is to be disclosed and, to avoid selective disclosure, making all material disclosures on a widely disseminated basis. MDC Partners seeks to communicate with its shareholders and other stake holders through a variety of channels, including its annual report, quarterly reports, annual information form, news releases, web site, briefing sessions and group meetings. The Board reviews and approves the Annual Information Form, the proxy statement and management information circular, annual and quarterly reports, all material press releases and all prospectuses issued by MDC Partners and takes steps to ensure that MDC Partners complies with the disclosure requirements under U.S. and Canadian securities law.
(v)	integrity of MDC Partners' internal control and management information systems.	yes
The Audit Committee reviews with management and the Company's independent auditor the adequacy and effectiveness of the Company's accounting and internal control policies and procedures; reviews with management its compliance with prescribed policies, procedures and internal control; and reviews with management and the independent auditor any reportable conditions and material weaknesses affecting internal control, as more fully disclosed in Item 9A (Controls and Procedures) of the Company's Annual Report on Form 10-K for the year ended December 31, 2004.
The Audit Committee reports to the Board on its findings.

2.
	A majority of the directors should be "unrelated" (independent of management and free from any interest, business or relationship which could or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of MDC Partners, other than interests and relationships arising from shareholding).	yes
In determining whether a particular director is "unrelated", the Board examines the factual circumstances in the context of that particular year. From and after June 9, 2004, the Board was comprised of eight members, six of whom were unrelated directors. The Board proposed for election in this Circular is composed of eight members, all of whom are considered to be "unrelated directors" with the exception of Messrs. Nadal and Pustil who are members of management, Mr. Pustil having assumed additional responsibilities in the affairs of MDC Partners since 2001.

	If a corporation has a significant shareholder, the Board should include a number of directors who do not have interests in or relationships with either the corporation or the significant shareholder and which fairly reflects the investment in MDC Partners by shareholders other than the significant shareholder. A significant shareholder is a shareholder with the ability to exercise a majority of the votes for the election of the Board.	yes	MDC Partners has no significant shareholders within the meaning of the TSX Guidelines.
3.
	The Board should be responsible for applying the definition of "unrelated director" to the circumstances of each individual director and for disclosing annually whether the board has a majority of unrelated directors and an analysis of the application of the principles supporting this conclusion.	yes
Messrs. Davidson, French, Hylland, Kirby, Kamerschen and Roy had no material business or other relationship with MDC Partners or members of MDC Partners' management, other than their positions as directors, shareholders, rights and/or option holders. The Board has therefore concluded that these individuals, being six of the eight directors, are non-management and unrelated directors. The Board has concluded that Mr. Nadal, Chairman, President and Chief Executive Officer of MDC Partners, is management and therefore a related director. Mr. Pustil has assumed additional responsibilities in the affairs of MDC Partners since 2001 and, as a result, the directors have concluded that he is a related director.

4.
	The Board should appoint a committee of directors composed exclusively of outside, i.e. non-management directors, a majority of whom are unrelated directors, with the responsibility for proposing to the board new nominees to the board and for assessing directors on an ongoing basis.	yes
The Nominating and Corporate Governance Committee is responsible for coordinating and managing the process of recruiting, interviewing and recommending candidates to the Board. The Nominating and Corporate Governance Committee is composed exclusively of outside, non-management directors, all of whom are unrelated directors. The independent and unrelated directors of the Board have met on a formal basis to review and assess MDC Partners' corporate governance structure and have made recommendations to the Board regarding the composition of certain committees. Many of those recommendations have been implemented.
5.
	The Board should implement a process to be carried out by the nominating committee or other appropriate committee, for assessing the effectiveness of the Board as a whole, its committees and the contribution of individual directors.	yes
The Nominating and Corporate Governance Committee is responsible for developing and recommending standards of performance of the Board, its committees and the individual directors through administration of an annual questionnaire. It is the responsibility of the Nominating and Corporate Governance Committee to assess the effectiveness of the Board as a whole and the committees of the Board. Participation of directors is expected at all Board and committee meetings. Directors are asked to notify MDC Partners if they are unable to attend, and attendance at meetings is duly recorded.
6.	New directors should be provided with an orientation and education program.	yes
New directors to MDC Partners have generally been executives with extensive business experience and directorship responsibilities on the boards of other public and private institutions. Orientation for these individuals is provided through a review of past Board materials and other private and public documents concerning MDC Partners.
7.
	The Board should examine its size with a view to determining the impact of the number upon effectiveness, undertake, where appropriate a program to reduce the number of directors to a number which facilitates more effective decision making.	yes	The Board believes that its size is appropriate given the complexity of MDC Partners' business at this time.

8.	The Board should review the adequacy and Form of the compensation of directors and ensure the compensation realistically reflects responsibilities and risk involved in being an effective director.	yes
The Human Resources & Compensation Committee reviews the compensation of members of the Board on an annual basis and makes recommendations to the Board. The Board considers their remuneration appropriate given the time commitment, risk and responsibilities associated with the position.
9.
	Committees of the Board should generally be composed of outside directors, a majority of whom are unrelated, although some board committees, such as the executive committee, may include one or more inside directors.	yes	The following three committees are composed entirely of unrelated directors: the Audit Committee, the Human Resources & Compensation Committee and the Nominating and Corporate Governance Committee.
10.
	The Board should expressly assume responsibility for, or assign to a committee of directors the general responsibility for, developing MDC Partners' approach to corporate governance issues. This committee would, among other things, be responsible for the response to the TSX governance guidelines.	yes
The Board has established a Nominating and Corporate Governance Committee, all of the members of which are unrelated directors. This committee has the responsibility for reviewing MDC Partners' corporate governance and assessing compliance with, among other things, the TSX Guidelines. The corporate governance practices of MDC Partners are reviewed periodically.
11.
	The Board, together with the Chief Executive Officer, should develop position descriptions for the Board and for the Chief Executive Officer, involving the definition of the limits to management's responsibilities. In addition, the Board should approve or develop corporate objectives that the Chief Executive Officer is responsible for meeting.	yes
The Company's bylaws and the Charters of each Board committee provide a detailed description of the roles and responsibilities of the Board, management and committees of the Board. The Human Resources & Compensation Committee is responsible for establishing, monitoring and evaluating objectives and standards of performance for the Chief Executive Officer on an annual basis. Salary, bonus, loans or other payments for the benefit of the Chief Executive Officer must be reviewed and approved by the Human Resources & Compensation Committee.

12.
	The Board should have in place appropriate structures and procedures to ensure that it can function independently of management. An appropriate structure would be to (i) appoint a chair of the Board who is not a member of management with responsibility to ensure that the board discharges its responsibilities or (ii) adopt alternate means such as assigning this responsibility to a committee of the board or to a director, sometimes referred to as the "lead director".	yes	Only two of the directors are considered management. The Board has selected Mr. Thomas Davidson as the Presiding Director of the Board.

	Appropriate procedures may involve a meeting of the Board on a regular basis without management present or may involve expressly assigning responsibility for administering the Board's relationship to management to a committee of the Board.	yes
All outside directors frequently meet at the beginning or end of each regularly scheduled quarterly Board or Committee meeting without management present. The Board has access to information independent of management through MDC Partners' auditor who reports to the Audit Committee. The specific responsibilities of the Board include reviewing and approving all major strategic decisions, including any change in the strategic direction of MDC Partners and acquisitions and/or divestitures and other matters (such as guarantees) in excess of Cdn$5 million; reviewing and approving annual budgets, including capital expenditure plans; reviewing and approving operating results for each quarter and year to date. As part of its ongoing activities, the Board regularly receives and comments upon reports of management as to the performance of MDC Partners' business and management's expectations. The Board is therefore of the view that the appropriate structures and procedures are in place to ensure that it can function independent of management.
13.	The audit committee should be composed only of outside directors.	yes	The Audit Committee is currently made up of three outside directors.

The roles and responsibilities of the audit committee should be specifically defined so as to provide appropriate guidance to audit committee members as to their duties. The audit committee duties should include oversight responsibilities for management reporting on internal control. While it is management's responsibility to design and implement an effective system of internal control, it is the responsibility of the audit committee to ensure that management has done so.	yes
The Audit Committee Charter has been approved by the Board. The role of the Audit Committee includes reviewing the quarterly and year-end financial statements of MDC Partners and reporting its findings to the Board. The Audit Committee reviews with management and the Company's independent auditor the adequacy and effectiveness of the Company's accounting and internal control policies and procedures; reviews with management its compliance with prescribed policies, procedures and internal control; and reviews with management and the independent auditor any reportable conditions and material weaknesses affecting internal control, as more fully disclosed in Item 9A (Controls and Procedures) of the Company's Annual Report on Form 10-K for the year ended December 31, 2004.
The Audit Committee also evaluates and recommends auditors and is responsible for reviewing MDC Partners' balance sheet and accounting practices or policies established by MDC Partners.
The audit committee should have direct communications channels with the internal and external auditors to discuss and review specific issues.	yes	The Audit Committee has direct communication channels with the auditors to discuss and review specific issues and will often engage in those discussions without management present.
The audit committee should be composed only of unrelated directors.	yes	The Audit Committee is currently made up of three outside directors, each of whom is an unrelated director.

	The Board should adopt a charter for the audit committee which sets out the roles and responsibilities of the audit committee which should be specifically defined so as to provide appropriate guidance to audit committee members as to their duties. The audit committee duties should include oversight responsibilities for management reporting on internal control. While it is management's responsibility to design and implement an effective system of internal control, it is the responsibility of the audit committee to ensure that management has done so.	yes
The Audit Committee Charter has been approved by the Board. The role of the Audit Committee includes reviewing the quarterly and year-end financial statements of MDC Partners and reporting its findings to the Board. The Audit Committee also reviews with management and the Company's independent auditor the adequacy and effectiveness of the Company's accounting and internal control policies and procedures; reviews with management its compliance with prescribed policies, procedures and internal control; and reviews with management and the independent auditor any reportable conditions and material weaknesses affecting internal control, as more fully disclosed in Item 9A (Controls and Procedures) of the Company's Annual Report on Form 10-K for the year ended December 31, 2004. The Audit Committee also evaluates and recommends auditors and is responsible for reviewing MDC Partners' balance sheet and accounting practices or policies established by MDC Partners.

	All members of the audit committee should be financially literate and at least one member should have accounting or related financial experience. The Board shall determine the definition of and criteria for "financial literacy" and "accounting or related financial expertise".	yes
The Board believes that the three members of the Audit Committee are all financially literate and that Mr. Roy has accounting or related financial experience. To make this determination, the Board has applied the TSX's suggested definition of "financial literacy", being the ability to read and understand a balance sheet, an income statement, a cash flow statement and the notes attached thereto, and the TSX's suggested definition of "accounting or related financial experience", being the ability to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian generally accepted accounting principles.
14.
	The Board should implement a system which enables an individual director to engage an outside advisor at the expense of the company in appropriate circumstances. The engagement of the outside advisor should be subject to the approval of an appropriate committee of the Board.	yes
No situation has arisen to date in which an individual director has expressed an interest in retaining, or has actually retained, an outside advisor at the expense of MDC Partners. With the approval of the Chairman of the Nominating and Corporate Governance Committee, an individual may engage an outside advisor at the expense of MDC Partners.

Executive Compensation

  Summary Compensation Table

        This table shows the compensation earned for service in all capacities during the last three fiscal years for MDC Partners' Chief Executive Officer, Chief Financial Officer, and its next four most-highly compensated executive officers whose respective total salary and bonus for the year ended December 31, 2004 exceeded Cdn$150,000 (collectively, the "Named Executive Officers").

							LONG-TERM COMPENSATION
	ANNUAL COMPENSATION						AWARDS		PAYOUTS
Name and Principal Position	Year	Salary (US$)		Bonus (US$)	Other Annual Comp. (US$)		Shares Underlying Options/ SARs (#)		LTIP Payouts (US$)		All Other Compensation (US$)
Miles S. Nadal, Chairman, President and Chief Executive Officer	2004 2003 2002	730,170 678,395 605,340	(2) (2) (2)	2,075,220 2,035,185 1,816,020	256,642 260,555 243,742	(1),(2) (2),(3) (2),(4)	Nil 1,213,200 475,000		Nil 5,292,349 Nil	(5)	191,597 126,609 142,177	(9) (9) (9)
Walter Campbell, former Chief Financial Officer(10)	2004 2003 2002	211,365 196,378 175,230		139,117 182,810 194,983	n/a n/a n/a	(6) (6) (6)	Nil 110,447 65,000		Nil 352,824 Nil	(5)(7)	Nil Nil Nil
Steven Berns, Vice Chairman and Executive Vice President	2004 2003 2002	149,337 — —	(11)	300,000 — —	n/a — —	(6)	300,000 — —		Nil — —		Nil — —
Robert Dickson, Managing Director	2004 2003 2002	230,580 214,230 183,185		172,935 178,525 135,405	n/a n/a n/a	(6) (6) (6)	Nil 133,333 57,150	(8)	Nil Nil Nil		Nil Nil Nil
Graham L. Rosenberg, Managing Director	2004 2003 2002	249,795 214,230 159,300		134,505 93,725 132,822	n/a n/a n/a	(6) (6) (6)	Nil 78,333 112,625	(8)	Nil 352,824 Nil	(5)	Nil Nil
Charles Porter, Chief Strategist	2004 2003	570,000 437,666	(12) (12)	Nil Nil	n/a n/a	(6) (6)	100,000 250,000		Nil Nil		Nil Nil

Notes

(1)
Includes a $144,152 interest benefit received on account of an interest free loan and $53,308 in membership dues. In addition to the amounts set forth in the table, MDC Partners provides Mr. Nadal with various business related perquisites, including the use of a corporate aircraft for business travel, entertainment and meal expense reimbursements for business meetings, use of corporate automobiles for business purposes and reimbursement for telephone usage. In addition, certain of MDC Partners' artwork is housed at Mr. Nadal's personal residences.

(2)
The personal services of the MDC Partners' Chairman and CEO and other services are provided to the Corporation by Nadal Financial Corporation and Stallion Investments Ltd. See "Management Agreement".

(3)
Includes $204,383 interest benefit received on account of an interest free loan, and $44,258 of membership dues.

(4)
Includes a $186,330 interest benefit received on account of an interest free loan.

(5)
Represents a transaction bonus following divestiture of the Davis + Henderson group of companies.

(6)
Perquisites and benefits do not exceed the lesser of $50,000 and 10% of salary and bonus.

(7)
Represents amounts paid to a retirement compensation arrangement plan.

(8)
All or a portion of these options were originally options to acquire common shares of Maxxcom Inc., which were exchanged for options to acquire Class A Subordinate Voting Shares following the privatization of Maxxcom Inc.

(9)
This sum reflects premiums paid by MDC Partners with respect to several life insurance policies for the benefit of Mr. Nadal.

(10)
Mr. Campbell ceased to be the Chief Financial Officer of the Company effective as of April 1, 2005, at which time Mr. Campbell became the Chief Financial Officer of the Company's Secure Products International Group.

(11)
Mr. Berns joined the Company as Vice Chairman and Executive Vice President, effective September 7, 2004. The annual base salary of Mr. Berns is $475,000, and the amount referenced herein is the amount of his annual base salary paid during 2004.

(12)
A portion of Mr. Porter's salary is paid by MDC Partners and the remaining portion is paid by Crispin Porter & Bogusky LLC, a subsidiary of the Company.

  LTIP Awards

        On February 23, 2000, the Board of MDC Partners adopted the Long-Term Incentive Plan (the "LTIP"). The purpose of the LTIP, as amended, is to create an incentive for certain eligible individuals who are employees, officers or directors of MDC Partners or its subsidiaries, to remain as long-term employees, officers and directors of MDC Partners and to grow and increase the value of MDC Partners and such subsidiaries by providing such individuals with investment opportunities in designated affiliates of MDC Partners. The LTIP permits the Compensation Committee to designate certain affiliates of MDC Partners for participation by eligible individuals of up to a maximum of 15% of MDC Partners' interest in the designated affiliate. A form of participation may include the grant of options or investment rights by MDC Partners to participants to purchase interests held by MDC Partners in the designated affiliates. Unless approved by the Board, the minimum exercise price for any such option will be equal to the fair market value of any such interest at the date of grant. Vesting of participation will be determined by the Compensation Committee. In addition, to the extent that any interest is represented by shares or other securities which carry voting rights, voting control will remain with MDC Partners until the interests are sold by the participant.

  Option Grants in 2004

        The Board is authorized to grant options to senior officers, employees and directors of MDC Partners and its subsidiaries and affiliates pursuant to the MDC Partners' Amended and Restated Stock Option Incentive Plan (the "Option Plan"). During 2003, the Compensation Committee of the Board approved the Stock Appreciation Rights Plan for employees, officers and directors of MDC Partners and its subsidiaries (the "SAR Plan"). During the fiscal year ended December 31, 2004, the Board granted options, SARs and restricted stock units to the Named Executive Officers, particulars of which are as follows:

OPTION/SARS GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004

Name	Security	Securities Granted (#)	% of Total Options/SARs Granted to Employees in Financial Year	Exercise or Base Price ($/ Security)	Expiration Date	Present Value of Grant at the Date of Grant ($/ Security)		Market Value of Securities Underlying Options/SARs on the Date of Grant ($/Security)
Steven Berns	Options to acquire Class A shares	100,000	59.2%	10.50	August 25, 2009	4.31	(1)	10.50
	SARs	150,000	43.5%	10.50	August 25, 2008	3.31	(2)	10.50
	Restricted Stock Units	50,000	100%	Nil	September 6, 2007	10.50	(3)	10.50
Charles Porter	SARs	100,000	29%	12.00	February 23, 2008	5.56	(4)	14.88

(1)
Based on the Black Scholes model, with an expected volatility of 40%, expected dividend of 0%, risk-free rate of interest equal to 4%, and an expected life of 5 years.

(2)
Based on the Black Scholes model, with an expected volatility of 40%, expected dividend of 0%, risk-free rate of interest equal to 4%, and an expected life of 3 years.

(3)
Equal to intrinsic value of restricted stock unit.

(4)
Based on the Black Scholes model, with an expected volatility of 40%, expected dividend of 0%, risk-free rate of interest equal to 4%, and an expected life of 3 years.

  Aggregated Option Exercises in 2004 and 2004 Year-End Option Values

				Unexercised Securities at Fiscal Year End(#)		Value of Unexercised In the Money Securities at Fiscal Year End($)
Name		Securities Acquired (#)	Aggregate Value Realized($)
	Security			Exercisable	Unexercisable	Exercisable	Unexercisable
Miles S. Nadal	Class A Subordinate Voting	100,000	59,182	453,500	430,000	2,519,397	2,285,645
	SARs	Nil	Nil	271,067	542,133	1,341,991	2,683,981
Walter Campbell	Class A Subordinate Voting	25,000	170,053	54,000	41,000	290,741	233,065
	SARs	Nil	Nil	28,482	56,965	160,718	321,435
Steven Berns	Class A Subordinate Voting	Nil	Nil	Nil	100,000	Nil	Nil
	SARs	Nil	Nil	Nil	150,000	Nil	Nil
	RSUs	Nil	Nil	Nil	50,000	Nil	536,991
Robert Dickson	Class A Subordinate Voting	Nil	Nil	57,150	Nil	214,419	Nil
	SARs	Nil	Nil	37,778	75,555	168,783	337,566
Graham Rosenberg	Class A Subordinate Voting	30,763	209,736	60,625	26,000	259,901	162,437
	SARs	Nil	Nil	26,111	52,222	154,405	308,810
Charles Porter	Class A Subordinate Voting	Nil	Nil	2,723	Nil	Nil	Nil
	SARs	Nil	Nil	83,333	266,667	201,736	403,472

Employment and Change of Control Agreements

        MDC Partners has an employment agreement with Mr. Campbell, who acted as Chief Financial Officer until April 1, 2005, made as of May 24, 2000. The agreement provides, inter alia, for the salary, bonus and benefits disclosed herein. The agreement provides that upon the termination by MDC Partners of his employment other than for cause or disability or termination by Mr. Campbell of his employment in the event MDC Partners has committed any serious breach of its obligations under the employment agreement, Mr. Campbell shall be entitled to a minimum of nine months of remuneration plus benefits.

        MDC Partners has an employment agreement with Mr. Dickson, a Managing Director, made as of October 2, 2000, as amended. The agreement is for an indefinite term and provides for an annual base salary of Cdn$300,000, a guaranteed bonus of Cdn$150,000 per annum, together with the right to earn a cash bonus based upon achieving performance objectives established by the Human Resources & Compensation Committee of up to 60% of the base salary. Pursuant to the terms of the employment agreement, Mr. Dickson's employment may be terminated by MDC Partners at any time without cause upon payment of 18 months salary and one and one half times the average of the prior two years' bonuses.

        MDC Partners has an employment agreement with Mr. Rosenberg, a Managing Director, made as of October 1, 2002 and effective through December 31, 2004. The agreement provides, inter alia, for the salary, bonus and benefits disclosed herein. Pursuant to the terms of the employment agreement, Mr. Rosenberg's employment may be terminated by MDC Partners at any time without cause upon payment of a minimum of 12 months salary.

        MDC Partners has an employment agreement with Mr. Berns, Vice Chairman and Executive Vice President, made as of August 25, 2004. Mr. Berns' initial term of employment expires three years from the date of the agreement. Under the agreement, he is entitled to receive an annualized base salary of $475,000, a sign-on bonus of $100,000, a calendar year 2004 bonus of $200,000, and he is eligible to receive an annual discretionary cash bonus in an amount up to 100% of his base salary thereafter. The agreement provides that upon the termination by MDC Partners of his employment other than for cause or for good reason by Mr. Berns, then Mr. Berns shall be entitled to his base salary and benefits for a period of twenty-four months.

Management Agreement

        The Board has approved and ratified the terms of an agreement (the "Management Agreement") effective as of November 1, 1997 between MDC Partners and Nadal Financial Corporation ("NFC"), a management corporation wholly-owned by Miles S. Nadal, a senior officer and director of MDC Partners. NFC has subsequently assigned its rights and obligations under the Management Agreement to Amadeus Capital Corporation ("ACC"), which in turn has assigned a portion to Stallion Investments Ltd. ("Stallion"). ACC and Stallion are indirectly wholly-owned by Miles S. Nadal. Effective January 2004, ACC assigned its remaining rights and obligations under the Management Agreement back to NFC. Pursuant to the terms of the Management Agreement, MDC Partners retained NFC to provide MDC Partners with certain management and financial advisory services, as well as general advice of a strategic nature, including the personal services of MDC Partners' Chief Executive Officer. In consideration for these services, MDC Partners has agreed to: (i) pay an annual retainer fee of Cdn$950,000, subject to adjustment annually by the Board, (ii) reimburse NFC for all of their expenses incurred in the performance of their services, (iii) grant options to NFC or Mr. Nadal, and (iv) provide NFC's officers with those employment benefits usually provided to employees of MDC Partners. On April 28, 2005, MDC Partners' agreed to increase the annual retainer fee to U.S. $950,000, effective January 1, 2005. In addition, the Management Agreement provides for the payment of such additional fees as are determined from time to time by the Board in connection with specific services provided by NFC from time to time. A loan that was made to NFC pursuant to the Management Agreement is described under "Indebtedness of Directors, Executive Officers and Senior Officers." Upon termination of the Management Agreement for any reason other than for cause, NFC shall receive a payment equal to three times the amount of the highest aggregate of the annual retainer fee and any additional fees paid in any one of the three most recently completed full calendar years under the Management Agreement (the "Termination Payment"). NFC will be deemed to have been terminated without cause in the event of certain fundamental changes relating to reorganization, change of control or disposition of all or substantially all of the assets of MDC Partners. The Management Agreement has a term ending on November 1, 2007 unless sooner terminated pursuant to the provisions thereof.

        In 2000, MDC Partners agreed to provide Mr. Nadal a bonus of Cdn$10,000,000 in the event that the average market price of MDC Partners' Class A Subordinate Voting Shares is Cdn$30 per share or more for more than 20 consecutive trading days (measured as of the close of trading on each applicable date). This bonus is payable until the date that is three years after the date on which Mr. Nadal is no longer employed by MDC Partners for any reason. The after-tax proceeds of such bonus are to be applied first as repayment of any outstanding loans due to MDC Partners from this officer and his related companies in the amount of Cdn$6,800,000 and Cdn$3,000,000, respectively, as at December 31, 2004, both of which have been fully provided for in MDC Partners' accounts.

        During 2004, MDC Partners paid $269,010 to a corporation which is wholly-owned by Stephen M. Pustil as consideration for the provision of management consulting services in his capacity as Vice-Chairman of MDC Partners. In addition, MDC Partners paid $295,000 to a corporation which is wholly-owned by Chuck Porter in his capacity as Chief Strategist.

Securities Authorized for Issuance Under Equity Compensation Plans

        The following table sets out as at December 31, 2004 the number of securities to be issued upon exercise of outstanding options and rights, the weighted average exercise price of outstanding options and rights and the number of securities remaining available for future issuance under equity compensation plans.

	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights		Weighted Average Exercise Price of Outstanding Options Warrants and Rights	Number of Securities Remaining Available For Future Issuance (excluding Column (a))
	(a)		(b)	(c)
Equity Compensation Plans:
Approved by stockholders:
Share options	1,874,615		$6.78	161,763
SARs	795,746	(1)	$7.02	702,256
Not Approved by stockholders:	—		—	—

(1)
Based on December 31, 2004 closing Class A subordinate voting share price on the Toronto Stock Exchange of $10.74 (Cdn $12.91).

Indebtedness of Directors, Executive Officers and Senior Officers

        The aggregate indebtedness to MDC Partners or its subsidiaries as of March 31, 2005 of all current and former officers, directors and employees of MDC Partners or any of their subsidiaries (and their associates) entered into in connection with (a) a purchase of securities of MDC Partners pursuant to a securities purchase program, excluding routine indebtedness and (b) all other indebtedness, excluding routine indebtedness, was as described in the following table:

Aggregate Indebtedness

Purpose	To MDC Partners or its Subsidiaries	To Another Entity
(a)	(b)	(c)
Share purchases	$233,529	Nil
Other	$11,544,361	Nil

        The following table sets forth the indebtedness of the current directors, executive officers, senior officers of MDC Partners and their associates (excluding all indebtedness of other employees) to MDC Partners under securities purchase programs during the most recently completed fiscal year:

Loans for Share Purchase Programs

Name and Principal Position	Involvement of MDC Partners or Subsidiary	Largest Amount Outstanding During 2004 ($)	Amount Outstanding as of March 31, 2005 ($)	Financially Assisted Securities Purchased During 2004(#)	Security for Indebtedness
Walter Campbell*	Loan from MDC Partners	54,982	Nil	Nil	Class A Subordinate Voting Shares

*
This loan, which was repaid by Walter Campbell in 2004, was non-interest bearing and was secured by the pledge of the related security purchased with the proceeds of the loan.

        The following table sets forth all of the other indebtedness of the directors, executive officers and senior officers of MDC Partners and their associates to MDC Partners during the most recently completed financial year for unsecured loans repayable within twelve months after termination of employment:

Other Loans

Name and Principal Position	Largest Amount Outstanding During 2004($)	Amount Outstanding as of March 31, 2005 ($)	Interest Rate	Purpose of Loan
Miles S. Nadal	5,673,623	5,638,159	Nil	Personal loan to senior officer
NFC(1)	2,495,700	2,480,100	Nil	Cdn$3,000,000 Loan Pursuant to Management Agreement
Walter Campbell	24,957	Nil	Nil	Personal loan to senior officer

(1)
NFC is a corporation wholly-owned by Miles S. Nadal, a director and senior officer of MDC Partners as well as a management nominee for election as a director of MDC Partners. The loan is secured by the personal guarantee of Mr. Nadal and repayable November 2007 unless the Management Agreement is terminated without cause, in which case a portion of the Termination Payment will be applied to repay the loan. See "Management Agreement".

Insurance

        MDC Partners holds directors' and officers' liability insurance policies that are designed to protect MDC Partners and its directors and officers against any legal action which may arise due to wrongful acts on the part of directors and/or officers of MDC Partners. The policies are written for a limit of $28,934,500 (Cdn$35,000,000), subject to a corporate deductible up to $826,700 (Cdn$1,000,000) per claim. In respect of the fiscal year ended December 31, 2004, the cost to MDC Partners of maintaining the policies was $372,771 (Cdn$485,000).

Certain Relationships and Related Transactions

        In 2004, MDC Partners made $258,707 in charitable contributions to various organizations. A significant portion of these contributions was made to charities to which Mr. Nadal also made contributions and received recognition therefor. In addition, Mr. Nadal was reimbursed by MDC Partners in the amount of $75,234 for corporate use of Mr. Nadal's private boat over the course of 2004.

        Other than as described above and as disclosed in the annual report for fiscal year ended December 31, 2004 on Form 10-K under item 13 "Certain Relationships and Related Transactions", no director, officer, principal shareholder or proposed nominee for election as a director of MDC Partners and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the beginning of MDC Partners' last completed fiscal year or in any proposed transaction which, in either such case, has materially affected or will materially affect MDC Partners.

Comparison of 5 Years' Cumulative Total Return among MDC Partners, the S&P 500 Index and Peer Group

        Set forth below is a line graph comparing the yearly percentage change in the company's cumulative total shareholder return for the last five years to that of the Standard & Poor's 500 Stock Index and a peer group of publicly held corporate communications and marketing holding companies. The peer group consists of The Interpublic Group of Companies, Inc., Omnicom Group, Inc. and WPP Group plc. The graph below shows the value at the end of each year of each $100 invested in our common stock, the S&P 500 Index and the peer group. The graph assumes the reinvestment of dividends. Total shareholder return for the peer group is weighted according to market capitalization at the beginning of each annual period.

MDC Partners Inc.
Comparison of 5-Year Cumulative Total Return

	1999	2000	2001	2002	2003	2004
MDC Partners	100.00	90.30	40.60	50.99	136.84	128.36
S&P 500 Index	100.00	90.90	80.10	62.41	80.30	89.03
Peer Group	100.00	77.60	73.06	49.08	71.98	69.79

Report of the Human Resources & Compensation Committee of the Board of Directors

  Composition of the Human Resources & Compensation Committee

        The Human Resources & Compensation Committee of the Board (the "Compensation Committee") is composed of five independent, non-employee directors. The Compensation Committee oversees the Corporation's executive compensation and benefit plans and practices, including its incentive-compensation and equity-based plans, and reviews and approves the Corporation's management succession plans. Specifically, the Compensation Committee determines the salaries and the performance and awards under the annual bonus incentive program for the Chief Executive Officer and other executive officers. The Compensation Committee also provides long-term incentives by granting options under the Option Plan, options or other interests under the LTIP and SARs under the SAR Plan.

  Overview and Compensation Philosophy

        MDC Partners has used a number of elements in compensating its executives: salary; annual bonus incentives; long-term incentives in form of stock options granted in accordance with the Option Plan, in the form of options or rights granted in accordance with the LTIP, and in the form of SARs granted under the SAR Plan. The Compensation Committee believes that this combination of elements results in a substantial portion of total compensation being at risk and appropriately relates to the achievement of increased shareholder value through profitable growth. The Compensation Committee engaged Mercer Human Resource Consulting LLC, to review and evaluate the Company's executive compensation levels, and to make recommendations for compensation of the Company's executives officers based on comparable industry levels, which recommendations were implemented by the Compensation Committee.

  Base Salary

        The base salary of each particular executive officer is usually determined by an assessment by the Board of such executive's performance, a consideration of competitive compensation levels in companies similar to MDC Partners, and a review of the performance of MDC Partners as a whole and the role such executive officer played in such corporate performance. For certain executives, the base salary is set forth in their respective employment agreements. See "Employment Agreements" and "Management Agreement".

  Annual Cash Bonus

        Annual cash bonus incentive awards are typically based upon achieving profitability criteria which are established by the Compensation Committee, as well as certain of the criteria used to calculate base salary. This establishes a direct link between executive compensation and MDC Partners' operating performance. For certain executives, the amount of the bonus, or a formula to be used to determine the amount of bonus, is contained in their respective employment agreements. See "Employment Agreements".

  Long-Term Incentives

        MDC Partners provides a long-term incentive by granting options to executives through the Option Plan. The options granted permit executives to acquire Class A Subordinate Voting Shares of MDC Partners at an exercise price equal to the market price of such shares under option at the date the option was granted. The objective of granting options is to encourage executives to acquire an ownership interest in MDC Partners over a period of time, which acts as a financial incentive for such executive to consider the long-term interest of MDC Partners and its shareholders. In February 2000, the Board adopted the LTIP for the purpose of providing executives of MDC Partners and its subsidiaries with investment opportunities in designated affiliates. The concept was designed to reward executives in the event that a value realization event, such as the liquidation of certain designated affiliates, produced a superior return to MDC Partners. The Davis + Henderson ("D+H") group of companies (including Custom Direct, Inc. ("CDI")) was one such designated affiliate. Over the next four years, the divestiture of these assets resulted in significant premium returns to MDC Partners. As the process was viewed as a sequence of dispositions, management declined any participation in the sale of D+H in recognition of the need to conclude successfully the subsequent monetization of CDI, which occurred in 2003. The Compensation Committee duly rewarded senior management of MDC Partners on the closing of this sequence of transactions which created significant value and allowed MDC Partners to substantially reduce its indebtedness obligations. In January 2003, the Board adopted the SAR Plan under which employees, officers and directors of MDC Partners and its subsidiaries may be granted SARs as performance incentives.

        In 2004, the relative emphasis on salary, bonus, options and SARs for the Named Executive Officers were as follows:

Name	Salary (%)	Bonus (%)	Options/SARs(%)
Miles S. Nadal	26%	74%	0%
Walter Campbell	60%	40%	0%
Steven Berns	8%	16%	76%
Robert Dickson	57%	43%	0%
Graham Rosenberg	65%	35%	0%
Charles Porter	62%	0%	38%

  Compensation of the Chief Executive Officer

        The compensation of Miles Nadal is based upon the same criteria as that used in determining the compensation payable to MDC Partners' executive officers. He is compensated by Nadal Financial Corporation ("NFC") and Stallion Investments Ltd. ("SIL"), which are paid management fees by MDC Partners pursuant to the Management Agreement. See "Management Agreement". The compensation listed in the summary compensation table reflects the fees paid to NFC and SIL pursuant to the terms of the Management Agreement. In determining the fees to Mr. Nadal during the past fiscal year, the Board specifically noted the following in evaluating Mr. Nadal's performance as Chairman, President and Chief Executive Officer:

  (a)
  financial performance that met performance targets for normalized operating income;

  (b)
  closed eleven acquisitions for total value paid of $44 million, without an agent;

  (c)
  extinguished $35 million of convertible debt for a permanent increase in equity of $34.9 million and permanent interest savings of $2.4 million;

  (d)
  refinanced debt with a new $100 million revolving credit facility, and instituted a cash management program which upstreamed a substantial amount of cash to reduce debt;

  (e)
  continued implementation of the Company's strategy to build its core marketing communication services business following the divestitures of the Davis + Henderson group of companies; and

  (f)
  instrumental in winning new business for certain agencies, and instrumental in promoting cross-selling efforts which led to significant new client accounts.

  Conclusion

        Through the programs described above, a very significant portion of MDC Partners' executive compensation is linked directly to corporate performance and stock price appreciation. The Compensation Committee intends to continue the policy of linking executive compensation to corporate performance and returns to shareholders, recognizing that the ups and downs of the business cycle from time to time may result in an imbalance for a particular period.

Compensation Committee Richard R. Hylland (Chair) Thomas N. Davidson Guy P. French Robert J. Kamerschen Michael J.L. Kirby

ITEM 2—APPOINTMENT OF AUDITORS

        Subject to the action of the shareholders, upon recommendation of the Audit Committee, the Board has recommended to the shareholders the appointment of KPMG LLP, Chartered Accountants, to audit and report on the consolidated financial statements of MDC Partners for the fiscal year ending January 1, 2006 and to perform such other services as may be required of them. KPMG LLP has served as auditors for MDC Partners since June 2004. The Board has directed that management submit the appointment of the auditors for approval by the shareholders at the Meeting. Representatives of KPMG LLP are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate shareholder questions.

        Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and is duly deposited) intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, as auditors of MDC Partners, to hold office until the close of the next annual meeting of shareholders of MDC Partners, at a remuneration to be fixed by the directors of MDC Partners.

        In April 2004, the Board resolved not to propose the re-appointment of MDC Partners' previous auditors, BDO Dunwoody LLP, as auditors for MDC Partners at the 2004 Annual Meeting of Shareholders, and dismissed BDO Dunwoody LLP as auditors. There were no "reportable events" between MDC Partners and BDO Dunwoody LLP as defined in National Instrument 51-102—Continuous Disclosure Obligations of the Canadian Securities Administrators. BDO Dunwoody LLP, or its predecessors, served as MDC Partners' auditors from March 1987 to June 2004.

        In addition to retaining KMPG LLP to audit MDC Partners' consolidated financial statements for 2004, the company retained KPMG LLP and other accounting and consulting firms to provide advisory, auditing and consulting services in 2004. These services may include audit services, audit-related services, tax services and other services. The following table sets forth the aggregate fees billed to MDC Partners by KPMG LLP for professional services in fiscal year 2004 and by BDO Dunwoody LLP in fiscal year 2003 and 2004, were as follows:

KPMG LLP

2004
Audit Fees (1)	$1,852,000
Audit Related Fees (2)	$128,000
Tax Fees (3)	$5,000
All Other Fees (4)	$172,000

Total	$2,157,000

(1)
Fees for the annual financial statement audit, audit of internal controls over financial reporting, and quarterly financial statement reviews.

(2)
Fees for services related to consultations on internal control over financial reporting.

(3)
Fees for review of potential restructuring of the Company's Secured Products International Group.

(4)
Other fees include review of accounting impact of SARs plan, acquisition due diligence assistance, opening balance sheet audits related to acquisitions, and other services.

BDO Dunwoody LLP

	2004	2003
Audit Fees (1)	$210,000	$716,000
Internal Control Related Fees (2)	Nil	Nil
Audit Related Fees (3)	Nil	$257,000
All Other Fees (4)	$12,000	Nil

Total	$222,000	$973,000

(1)
Fees for the annual financial statement audit and quarterly financial statement reviews.

(2)
Fees for audit of internal control over financial reporting.

(3)
Fees for services related to the audit or review of financial statements of subsidiary companies.

(4)
Other fees include review of potential restructuring of the Company's Secured Products International Group.

        All fees listed above have been pre-approved by the Audit Committee. The Audit Committee has, however, delegated to the Chairman of the Audit Committee the authority to pre-approve permitted non-audit services (as such services are defined by the Sarbanes-Oxley Act of 2002) provided that (i) the aggregate estimated amount of such fees will not exceed Cdn $25,000 and (ii) the Chairman of the Audit Committee reports any pre-approval so granted at the next scheduled meeting of the Audit Committee.

        The Audit Committee Charter provides for the Audit Committee to establish the auditors' fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of MDC Partners were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" APPOINTMENT OF KMPG LLP AS MDC PARTNERS' AUDITORS.

ITEM 3—APPROVAL OF THE 2005 INCENTIVE PLAN

General

        The Board has adopted, subject to stockholder approval, the 2005 Stock Incentive Plan (the "2005 Incentive Plan"). The purpose of the 2005 Incentive Plan is to promote the interests of MDC Partners and its shareholders by providing incentives to the non-employee directors and employees of MDC Partners and its subsidiaries (the "Company") who are largely responsible for the management, growth and protection of the business of the Company. The 2005 Incentive Plan is designed to meet this intent by providing such employees and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company. Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favor and duly deposited) intend to vote FOR the approval of the 2005 Incentive Plan.

        The Board adopted the 2005 Incentive Plan as a replacement for MDC Partners' Amended and Restated Stock Option Incentive Plan (the "Prior Plan"). If the 2005 Incentive Plan is approved, the Company will cease making awards under the Prior Plan. The 2005 Incentive Plan contains terms and conditions that reflect developments in corporate governance and other rules and regulations since the adoption of the Prior Plan and is designed to replenish the number of shares available to the Company.

        The 2005 Incentive Plan authorizes the issuance of awards with respect to 2,000,000 shares of MDC Partners' Class A Subordinate Voting Shares or any other security in to which such shares shall be changed ("Shares"). This amount represents approximately 8.7% of the Company's issued and outstanding shares. As of March 31, 2005, the aggregate number of Shares remaining available under the Prior Plan is 196,765. MDC Partners will not provide any financial assistance to participants under the 2005 Incentive Plan. With respect to the stockholder approval of the 2005 Incentive Plan, approximately 4.37 million number of votes will be excluded from voting on the resolution to approve the 2005 Incentive Plan.

        The material terms of the 2005 Incentive Plan are summarized below. The summary is not intended to be a complete description of the terms of the 2005 Incentive Plan. The full text of the 2005 Incentive Plan is attached hereto as Exhibit B. In the event of any inconsistency between the summary set forth below and the terms of the 2005 Incentive Plan, the terms of the 2005 Incentive Plan will govern.

Eligible Participants and Types of Awards

        The 2005 Incentive Plan provides for the grant to non-employee directors and employees of the Company and, at the discretion of any of the foregoing persons and subject to any required regulatory approvals and conditions, any personal holding company controlled by such person, of non-qualified stock options ("Options"), tandem and stand-alone stock appreciation rights ("SARs") and other stock-based awards (collectively referred to herein as "Incentive Awards"). Incentive Awards may be settled in cash or in Shares. Approximately 4,000 persons are currently eligible to participate in the 2005 Incentive Plan.

Shares Available for Awards and Individual Award Limit

        Shares issued under the 2005 Incentive Plan may be either authorized and unissued Shares or treasury Shares. In addition to the limit on the aggregate number of Shares that are authorized to be issued pursuant to the 2005 Incentive Plan described above, the maximum number of Shares that may be covered by Incentive Awards granted to any single participant in the 2005 Incentive Plan (a "Participant") in any fiscal year shall not exceed 500,000 Shares, (representing approximately 2% of the current issued and outstanding Shares of the Company) prorated on a daily basis for any fiscal year that is shorter than 365 days. There are no other specific limits on the number of shares that may be granted under the 2005 Incentive Plan.

        Shares covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or a Participant's permitted transferees). Accordingly, if an Incentive Award is settled for cash or if Shares are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award only the Shares issued (if any), net of the Shares withheld, will be deemed delivered for purposes of determining the number of Shares that remain available for delivery under the 2005 Incentive Plan. If Shares are issued subject to conditions which may result in the forfeiture, cancellation or return of such Shares to the Company, any portion of the Shares forfeited, cancelled or returned shall be treated as not issued pursuant to the 2005 Incentive Plan. If Shares owned by a Participant (or a Participant's permitted transferees) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of Shares tendered shall be added to the number of Shares that are available for delivery under the 2005 Incentive Plan. In addition, if the Company uses cash received by the Company in payment of the exercise price or purchase price in connection with any Incentive Award to repurchase Shares, the Shares so repurchased will be added to the aggregate number of Shares available under the 2005 Incentive Plan. For purposes of the preceding sentence, Shares repurchased by the Company shall be deemed to have been repurchased using such funds only to the extent that such funds have actually been previously received by the Company and that the Company promptly designates in its books and records that such repurchase was paid for with such funds. Shares covered by Incentive Awards granted pursuant to the 2005 Incentive Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger will not count as used under the 2005 Incentive Plan for these purposes.

Prohibition on Substitutions and Repricings

        In no event will any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, and no repricings of Incentive Awards are permitted at any time under any circumstances, unless the shareholders of the Company expressly approve such substitution or repricing.

Administration

        The 2005 Incentive Plan will be administered by the Human Resources & Compensation Committee of the Company's Board, or such other committee as the Board shall appoint from time to time (the "Committee"). The Committee shall from time to time designate those persons who shall be granted Incentive Awards and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the 2005 Incentive Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more Directors to grant Incentive Awards to persons who are not "executive officers" of the Company (within the meaning of such term pursuant to Rule 16a-1 of the Exchange Act), subject to such restrictions and limitations as the Committee may specify.

        The Committee will have full authority to administer the 2005 Incentive Plan, including authority to interpret and construe any provision of the 2005 Incentive Plan and the terms of any Incentive Award issued under it and to adopt such rules and regulations for administering the 2005 Incentive Plan, as it may deem necessary. On or after the date of grant of an Incentive Award under the 2005 Incentive Plan, the Committee may (i) accelerate the date on which any Incentive Award becomes vested, exercisable or transferable, (ii) extend the term of any Incentive Award, including, without limitation, extending the period following a termination of a Participant's employment during which any

Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability of any Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any Incentive Award. Decisions of the Committee shall be final and binding on all Participants. No member of the Committee shall be liable for any action, omission or determination relating to the 2005 Incentive Plan, and MDC Partners indemnifies and holds harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the 2005 Incentive Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the 2005 Incentive Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

Incentive Awards That Will Be Granted

        The number and type of Incentive Awards that will be granted in the future under the 2005 Incentive Plan, or that would have been granted had the 2005 Incentive Plan been in effect during the Company's last fiscal year, are not determinable.

Significant Features of Incentive Awards

        Options.    Each Option shall entitle the holder thereof to purchase a specified number of Shares. The exercise price of each Option will be at least equal to 100% of the fair market value of a Share on the date on which the Option is granted. "Fair Market Value" means, as of the applicable date of determination, the closing sales price on the immediately preceding business day of Class A Subordinate Voting Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading. Options will have terms that do not exceed ten years and will have vesting periods of at least one year, except that vesting may occur in less than one year in the event that performance conditions attached to the Option (or with respect to other Incentive Awards) are satisfied, there is a Change in Control of the Company (as defined in the 2005 Incentive Plan), an increase or decrease in the number of issued Shares resulting from a subdivision or consolidation or the payment of a stock dividend on the Class A Subordinate Voting Shares or any other increase or decrease in the number of such Shares effected without receipt or payment of consideration by the Company, a merger, consolidation, dissolution or liquidation of MDC Partners, or there is a termination of the employment of a Participant other than for cause or voluntary resignation prior to retirement ("Permitted Acceleration Events"). Each Option shall be subject to earlier termination, expiration or cancellation as provided in the 2005 Incentive Plan or in the agreement evidencing such Option.

        Tandem Stock Appreciation Rights.    The Committee may grant, in connection with any Option, a tandem SAR ("Tandem SAR"). The exercise price per Share of any Tandem SAR will be at least 100% of the fair market value of a Share on the date on which the Tandem SAR is granted, except that the exercise price of a Tandem SAR that is granted after the grant of the related Option may be less than such amount if it is at least equal to the exercise price of the related Option. In general, the exercise of a Tandem SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Tandem SAR. The exercise of a Tandem SAR with respect to a number of Shares causes the cancellation of its related Option with respect to an equal number of Shares, and the exercise, cancellation or expiration of an Option with respect to a number of Shares causes the cancellation of its related Tandem SAR with respect to an equal number of Shares.

        Stand-Alone Stock Appreciation Rights.    The Committee may grant SARs that do not relate to Options ("Stand-Alone SARs"). The exercise price per Share of any Stand-Alone SAR will be at least 100% of the fair market value of a Share on the date on which the Stand-Alone SAR is granted. In general, the exercise of a Stand-Alone SAR by a Participant entitles the Participant to an amount (in cash, Shares or a combination of cash and Shares), with respect to each Share subject thereto, equal to the excess of the fair market value of a Share on the exercise date over the exercise price of the Stand-Alone SAR.

        Other Stock Based Awards.    The Committee may grant equity-based or equity-related Incentive Awards other than Options and SARs in such amounts and subject to such terms and conditions as the Committee determines. Each such Incentive Award may (i) involve the transfer of actual Shares, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Shares, (ii) be subject to performance-based and/or service-based conditions and (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units. No such Incentive Award will vest or otherwise become payable earlier than three years following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.

        Consequences Upon a Change in Control.    Upon the occurrence of a Change in Control of the Company, each Option and SAR outstanding at such time will become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the 2005 Incentive Plan and the agreement evidencing such Incentive Award.

        Performance Based Compensation.    The Committee may grant Incentive Awards that are intended to qualify under the requirements of Section 162(m) of the Tax Code as "qualified performance-based compensation."

        The performance goals upon which the payment or vesting of any Incentive Award (other than Options and SARs) that is intended to so qualify will relate to one or more of the following performance measures: revenue growth, operating income, operating cash flow, net income, earnings per share, cash earnings per share, return on sales, return on assets, return on equity, return on invested capital and total shareholder return. In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the performance measures, the Committee will have discretion to make such changes. Performance periods may be equal to or longer than, but not less than, one fiscal year of the Company. Within 90 days after the beginning of a performance period, and in any case before 25% of the performance period has elapsed, the Committee shall establish (a) performance goals and objectives for the Company for such performance period, (b) target awards for each Participant, and (c) schedules or other objective methods for determining the applicable performance percentage to be applied to each such target award.

        The measurement of any performance measure may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company's audited financial statements, including the notes thereto. Any performance measures may be used to measure the performance of the Company or a subsidiary as a whole or any business unit of the Company or any subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

General Plan Provisions

        Adjustments Upon Changes in Capitalization.    The 2005 Incentive Plan provides for an adjustment in the number of Shares available to be issued under the 2005 Incentive Plan, the number of Shares subject to Incentive Awards and the exercise prices of certain Incentive Awards upon a change in the capitalization of the Company, a stock dividend or split, a merger, consolidation, combination or exchange of Shares and certain other similar events.

        Tax Withholding.    The 2005 Incentive Plan provides that Participants may elect to satisfy certain federal income tax withholding requirements by remitting to the Company cash or, subject to certain conditions, Shares or by instructing the Company to withhold Shares payable to the Participant.

        Assignment and Transfer.    Options and SARs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant.

        Amendment.    The Board may at any time suspend or discontinue the 2005 Incentive Plan or revise or amend it in any respect whatsoever, except that, in general, no revision or amendment may, without the approval of shareholders of the Company, (i) increase the number of Shares that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation in the 2005 Incentive Plan. No action may, without the consent of the Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award.

        Term of the Plan.    No grants may be made under the 2005 Incentive Plan after April 28, 2015.

U.S. Federal Income Tax Consequences

        Following is a brief summary of the U.S. federal income tax consequences of the issuance and exercise of Options and SARs.

        Options.    A Participant will not be deemed to receive any income at the time an Option is granted, nor will the Company be entitled to a deduction at that time. However, when any part of an Option is exercised the Participant will be deemed to have received ordinary income in an amount equal to the difference between the exercise price of the Option and the fair market value of the Shares received on the exercise of the Option. The Company will be entitled to a U.S. federal income tax deduction in an amount equal to the amount of ordinary income realized by the Participant.

        Upon any subsequent sale of the Shares acquired upon the exercise of an Option, any gain (the excess of the amount received over the fair market value of the Shares on the date ordinary income was recognized) or loss (the excess of the fair market value of the Shares on the date ordinary income was recognized over the amount received) will be a long-term capital gain or loss if the sale occurs more than one year after such date or recognition and otherwise will be a short-term capital gain or loss.

        If all or any part of the exercise price of an Option is paid by the Participant with Shares, no gain or loss will be recognized on the Shares surrendered in payment. The number of Shares received on such exercise equal to the number of Shares surrendered will have the same basis and holding period, for purposes of determining whether subsequent dispositions result in long-term or short-term capital gain or loss, as the basis and holding period of the Shares surrendered. The balance of the Shares received on such exercise will be treated for U.S. federal income tax purposes as described in the preceding paragraphs as though issued upon the exercise of the Option for an exercise price equal to the consideration, if any, paid by the Participant in cash. The Participant's compensation, which is taxable as ordinary income upon such exercise, and the Company's deduction, will not be affected by whether the exercise price is paid in cash or in Shares.

        SARs.    A Participant will not be deemed to receive any income at the time an SAR is granted, nor will the Company be entitled to a deduction at that time. However, when any part of the SAR is exercised, the Participant will be deemed to have received compensation taxable as ordinary income in an amount equal to the amount of cash received and the Company will be entitled to a tax deduction in an equal amount.

The Resolution

        The resolution approving the 2005 Incentive Plan requires a simple majority of the votes cast at the Meeting, excluding 4,373,040 votes of insiders of the Company who are entitled to participate in the Plan and their associates. The resolution is also subject to acceptance by the TSX and NASDAQ. The Board therefore seeks your approval and support for the following resolution:

RESOLVED:
THAT the 2005 Incentive Plan of the Company, which authorizes the issuance of 2,000,000 Class A Subordinate Voting Shares of the Company, is hereby approved; and

THAT any director or officer of the Company be and is hereby authorized to notify The Toronto Stock Exchange Inc. and NASDAQ if required, of the approval of the 2005 Incentive Plan and to do all such acts and things and to execute and file such other documents, whether under the corporate seal of the Company or otherwise, that may be necessary or desirable to give effect to this resolution.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE "FOR" APPROVAL OF THE 2005 INCENTIVE PLAN.

ITEM 4—APPROVAL OF AMENDMENT TO THE BY-LAWS OF MDC PARTNERS TO CHANGE QUORUM REQUIREMENT FOR SHAREHOLDERS MEETINGS

The Proposed Amendment

        Section 7.11 of General By-Law No. 1 of the Corporation (the "By-laws") currently provides that a quorum would be present at a meeting of the shareholders if two shareholders were present, in person or by proxy, at the shareholders meeting. Following the Meeting, the Board will amend the By-laws (the "Amendment") to replace the quorum requirement in Section 7.11 of the Bylaws with the following:

          "A quorum for the transaction of business at any meeting of shareholders shall be not less than 33 1/3% of the shares entitled to vote at the meeting, represented either in person or by proxy."

        The Amendment does not affect any other provisions of the By-laws. The Amendment will be effective when, following approval by the shareholders at the Meeting, the Board acts to amend the By-laws. Unless otherwise instructed, the persons named in the accompanying proxy (provided the same is duly executed in their favour and duly deposited) intend to vote FOR the approval of the amendment to the By-laws of MDC Partners to change quorum requirements for shareholders meetings.

Purpose and Effect of Amendment

        The purpose of the Amendment is to change the quorum requirement for shareholders meetings from two shareholders to a number of shareholders holding 33 1/3 percent of the shares entitled to vote at the shareholders meeting. The Board is recommending approval of the Amendment to the shareholders of the MDC Partners in order to comply with rules governing MDC Partners' listing on the NASDAQ National Market.

        MDC Partners currently relies upon an exemption from the requirements of NASDAQ Marketplace Rule 4350(f) ("Rule 4350(f)"). Rule 4350(f) requires that each issuer have a minimum quorum requirement for its shareholders meetings of at least 33 1/3% of the outstanding shares of its voting stock. MDC Partners requested, and relied upon, the exemption from Rule 4350(f) on the basis that a greater quorum requirement would be contrary to generally accepted business practices in Canada and under the CBCA. In light of changes in rules and policies governing the NASDAQ National Market, the Board has determined that MDC should comply with Rule 4350(f). Accordingly, the Board is proposing the Amendment in order to bring the quorum requirement set forth in the By-laws into compliance with Rule 4350(f).

The Resolution

        The resolution approving the Bylaws Amendment requires a simple majority of the votes cast at the Meeting. The Board therefore seeks your approval and support for the following resolution:

RESOLVED
THAT the By-laws Amendment is hereby approved; and
THAT any director or officer of the Company be and is hereby authorized to do all such acts and things and to execute and file such other documents, whether under the corporate seal of the Company or otherwise, that may be necessary or desirable to give effect to this resolution.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO CHANGE THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Exchange Act, the Company's directors, executive officers and any persons holding 10% or more of the common stock are required to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. To the Company's knowledge, based solely upon a review of copies of such reports received by the Company which were filed with the SEC from January 1, 2004 through the Record Date, and upon written representations from such persons that no other reports were required, the Company has been advised that all reports required to be filed under Section 16(a) have been timely filed with the SEC, with the exception of the following items: (i) Report on Form 3 (Initial Statement of Beneficial Ownership of Securities) that was filed, untimely, on December 23, 2004 for Steven Berns; (ii) Report on Form 3 (Initial Statement of Beneficial Ownership of Securities) that was filed, untimely, on January 6, 2005 for Mitchell Gendel; (iii) Report on Form 3 (Initial Statement of Beneficial Ownership of Securities) that was filed, untimely, on March 9, 2005, for Robert Kamerschen; and (iv) Report on Form 3 (Initial Statement of Beneficial Ownership of Securities) that was filed, untimely, on March 10, 2005, for Michael J.L. Kirby.

ADDITIONAL INFORMATION

        A copy of the Annual Report on Form 10-K filed by MDC Partners with the Securities and Exchange Commission for its latest fiscal year is available, without charge, to shareholders at MDC Partners' website at www.mdccorp.com, on the Securities and Exchange Commission's website at www.sec.gov, on the SEDAR website at www.sedar.com, or upon written request to 45 Hazelton Avenue, Toronto, Ontario, Canada M5R2E3, Attention: Investor Relations. Financial information is provided in MDC Partners' comparative financial statements and MD&A for the year ended December 31, 2004. A copy of MDC Partners' most recent consolidated financial statements, interim financial statements, Annual Information Form and proxy statement and management information circular may also be obtained by shareholders, without charge, upon written request from the Secretary of MDC Partners or from the Securities and Exchange Commission's website at www.sec.gov or the SEDAR website at www.sedar.com.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL GENERAL MEETING

        Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2006 Annual Meeting of Stockholders will be held on or about May 25, 2006. Proposals of stockholders intended to be included in the proxy materials for the 2006 Annual Meeting of Stockholders must be received by the Secretary of the Company, 375 Hudson Street, New York, N.Y. 10014, by December 21, 2005 in a form that complies with the Company's Bylaws and applicable requirements.

GENERAL

        Management knows of no matters to come before the Meeting other than the matters referred to in the accompanying Notice. If any matters which are not now known should properly come before the Meeting, the accompanying proxy instrument will be voted on such matters in accordance with the best judgment of the person voting it.

        The contents and sending of this Proxy Statement and Management Information Circular have been approved by the Board as of the date hereof.

By order of the Board
Toronto, Ontario	Mitchell Gendel
April 29, 2005	General Counsel and Corporate Secretary

EXHIBIT A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
BOARD OF DIRECTORS OF MDC PARTNERS INC.
AS ADOPTED BY THE BOARD
ON FEBRUARY 26, 2004

I.    AUTHORITY

        The Audit Committee (the "Committee") of the Board of Directors (the "Board") of MDC Partners Inc. (the "Corporation") is established pursuant to Section 42 of the Corporation's Bylaw No. A-l and Section 158 of the Ontario Business Corporations Act. The Committee shall be comprised of three or more directors, as determined from time to time by resolution of the Board. Consistent with the appointment of other Board committees, the members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or at such other time as may be determined by the Board. The Chairman of the Committee shall be designated by the Board, provided that if the Board does not so designate a Chairman, the members of the Committee, by majority vote, may designate a Chairman. The presence in person or by telephone of a majority of the Committee's members shall constitute a quorum for any meeting of the Committee. All actions of the Committee will require the vote of a majority of its members present at a meeting of the Committee at which a quorum is present.

II.    PURPOSE OF THE COMMITTEE

        The Committee's purpose is to provide assistance to the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Corporation and its subsidiaries.

        The Committee is directly responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation's independent auditor engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Corporation. In accordance with the requirements of the Sarbanes-Oxley Act of 2002 (the "SOA"), the Securities Exchange Act of 1934 (the "Exchange Act") and the rules promulgated thereunder by the Securities and Exchange Commission (the "SEC"), the rules of the National Association of Securities Dealers, Inc. (the "NASD"), the rules of the Toronto Stock Exchange (the "TSX") and the rules and instruments promulgated by the Ontario Securities Commission (the "OSC"), the independent auditor must report directly to the Committee and is accountable to the Committee (as representatives of the shareholders of the Corporation). The Committee's oversight responsibilities include the authority to approve all audit engagement fees and terms, as well as all permitted non-audit engagements and resolution of disagreements between management and the independent auditor regarding financial reporting.

        It is the objective of the Committee to maintain free and open means of communications among the Board, the independent auditor, and the financial and senior management of the Corporation.

III.    COMPOSITION OF THE COMMITTEE

Independence

        Each member of the Committee shall be an "independent" director within the meaning of Section 10A(m)(3) of the Exchange Act, Rule 10A-3(b)(1) thereunder, and Rule 4200(a)(15) of the

NASD, and an "unrelated" director within the meaning of section 472 of the TSX Listed Company Manual, subject to applicable exceptions.

Financial Literacy and Expertise

        All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. At least one member of the Committee shall be an "audit committee financial expert" within the meaning of applicable SEC and OSC rules and at least one member shall have accounting or related financial experience as required under applicable TSX and NASD rules. Specifically, the audit committee financial expert and the member with accounting or related financial experience must have the following attributes:

  (a)
  An understanding and ability to analyze and interpret a full set of financial statements, including the notes attached thereto, prepared in accordance with the generally accepted accounting principles used to prepare those statements;

  (b)
  An ability to assess the general application of generally accepted accounting principles in connection with the accounting for estimates, accruals and reserves;

  (c)
  Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

  (d)
  An understanding of internal controls and procedures for financial reporting; and

  (e)
  An understanding of audit committee functions.

        The Committee shall ensure that the Corporation provides to applicable regulatory authorities any required certification relating to adequacy of this Charter and composition of the Committee.

IV.    DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

        In carrying out its duties and responsibilities, the Committee's policies and procedures should remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no "blueprint" to be followed by the Committee in carrying out its duties and responsibilities, the following should be considered within the authority of the Committee (it being understood that the Committee may diverge from such matters as considered appropriate given the circumstances):

Selection and Evaluation of Auditors

  (a)
  Select the firm of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries for each fiscal year;

  (b)
  Annually Review and approve the terms of engagement and determine the remuneration of Corporation's independent auditor; and

  (c)
  Review the performance of the Corporation's independent auditor and terminate or replace the independent auditor when circumstances warrant.

Independence of Auditors

  (a)
  Ensure that the Corporation's independent auditor is independent and capable of exercising impartial judgment on all issues encompassed within its engagement. Regard shall be had to all applicable rules and regulations relating to independence, including those with respect to financial relationships, employment relationships, business relationships, the provision of non-audit services, contingent fees, partner rotation and compensation.

  (b)
  Ensure that the independent auditor delivers to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Corporation, consistent with Independence Standards Board Standard 1;

  (c)
  Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor; and

  (d)
  Take appropriate action to satisfy itself of the auditor's independence.

General Responsibility for Oversight of Auditors

  (a)
  The Corporation's independent auditor shall be ultimately accountable to the Committee and the Committee shall be responsible for the appointment (subject to shareholder approval), compensation, retention and oversight of the work of the Corporation's independent auditor;

  (b)
  Pre-approve all audit and permitted non-audit services to be provided by the independent auditor. The Committee may approve policies and procedures for the pre-approval of services to be rendered by the independent auditor, which policies and procedures are detailed as to the particular service. All non-audit services to be provided to the Corporation or any of its subsidiaries by the independent auditor or any of its subsidiaries which are not covered by pre-approval policies and procedures approved by the Committee shall be subject to pre-approval by the Committee; and

  (c)
  Resolve all disagreements between management and the independent auditor regarding financial reporting.

Oversight of Annual Audit and Quarterly Financial Statements

  (a)
  Review and approve the annual audit plan of the Corporation's independent auditor, including the audit and non-audit services that the auditor is providing for the Corporation and its subsidiaries, the level of responsibility assumed by the auditor under generally accepted auditing standards and a summary of the audit approach;

  (b)
  Before the release of annual financial statements, discuss with the independent auditor all matters required by SAS 61 (including the independent auditor's responsibility under GAAP, the selection of and changes in significant accounting policies or their application, management judgments and accounting estimates, significant audit adjustments, the independent auditor's responsibility for information other than financial statements, disagreements with management, consultation with other accountants, and difficulties encountered in performing the audit) and CICA Handbook section 5751 (which governs the communications between the independent auditors and the Committee);

  (c)
  Receive a report from the Corporation's independent auditor, prior to the filing of the audit report with the SEC or the OSC, regarding:

  (i)
  all critical accounting policies and practices used by the Corporation;

  (ii)
  all material alternative accounting treatments of financial information within Canadian GAAP that have been discussed with management, including the ramifications of the use of such alternative treatments, and the treatment preferred by the independent auditor; and

    (iii)
    other material communications between the independent auditor and management;

  (d)
  Review and discuss with management the quarterly financial statements. Discuss with the independent auditor the results of its procedures on the statements.

  (e)
  Prior to any disclosure, review and recommend to the Board for approval:

  (i)
  the annual financial statements and related documents (MD&A, AIF, etc.);

  (ii)
  the quarterly financial reports and related documents (including MD&A); and

  (iii)
  other disclosure documents containing financial information that would likely be material to either the quarterly or annual financial statements.

Oversight and Monitoring of Other Financial Disclosures

  (a)
  Review and recommend to the Board for approval all financial information of the Corporation contained in any prospectus, annual information form, information circular or similar document of the Corporation, and any earnings press release to be issued in conjunction with the annual and quarterly results;

  (b)
  Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to credit rating agencies that are subject to confidentiality agreements. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to credit rating agencies, unless the substance of a presentation to any credit rating agency constitutes a material shift in the Corporation strategy not previously approved by the Board;

  (c)
  Annually or more frequently as required, discuss with management the types of financial and operational information and earnings guidance to be disclosed to analysts or shareholders (in groups or one-on-one) and the processes for ensuring that new material information is first or simultaneously disseminated in the public domain and subsequently included on the Corporation's website. The Committee need not discuss in advance with management each instance in which the Corporation gives earnings guidance to analysts, unless the substance of a presentation to any analyst constitutes a material shift in the Corporation strategy not previously approved by the Board; and

  (d)
  Review the public disclosure required in connection with the Committee's pre-approval of audit and non-audit services provided by the independent auditor.

Oversight of Financial Reporting Processes and Internal Controls

  (a)
  Review with management and the independent auditor the adequacy and effectiveness of the Corporation's accounting and internal control policies and procedures, including controls and security of the computerized information systems.

  (b)
  Review with management its compliance with prescribed policies, procedures and internal control;

  (c)
  Review with management and the independent auditor any reportable conditions and material weaknesses affecting internal control;

  (d)
  Establish and maintain free and open means of communication between and among the Board, the Committee, the Corporation's independent auditor and the Corporation's management; and

  (e)
  Review with management major financial and asset related risks and the steps taken to monitor and control such risks.

Other Matters

  (a)
  Meet with outside counsel when appropriate, to review legal and regulatory matters, including any matters that may have a material impact on the financial statements of the Corporation;

  (b)
  Establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal controls or auditing matters and the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters;

  (c)
  Review and approve all related party transactions with any director or nominee, executive officer, holder of more than 5% of any class of the Corporations voting securities or any family member of the foregoing persons, other than those related party transactions in respect of which the Board has delegated review and approval to a special committee of independent directors.

  (d)
  Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, including retaining outside counsel or other consultants or experts for this purpose; and

  (e)
  Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

With respect to the duties and responsibilities listed above, the Committee should:

  (a)
  Report regularly to the Board on its activities, as appropriate;

  (b)
  Exercise reasonable diligence in gathering and considering all material information;

  (c)
  Understand and weigh alternative courses of conduct that may be available;

  (d)
  Focus on weighing the benefit versus harm to the Corporation and its shareholders when considering alternative recommendations or courses of action;

  (e)
  If the Committee deems it appropriate, secure independent expert advice and understand the expert's findings and the basis for such findings, including retaining independent counsel, accountants or others to assist the Committee in fulfilling its duties and responsibilities;

  (f)
  Provide management and the Corporation's independent auditor with appropriate opportunities to meet privately with the Committee; and

  (g)
  Review the Charter of the Audit Committee annually and recommend it to the Board.

V.    MEETINGS OF THE COMMITTEE

        The Committee shall meet with such frequency and at such intervals as it shall determine is necessary to carry out its duties and responsibilities. As part of its purpose to foster open communications, the Committee shall meet at least annually with management and the Corporation's independent auditor in separate executive sessions to discuss any matters that the Committee or each of these groups or persons believe should be discussed privately. The Chairman should work with the Chief Financial Officer and management to establish the agendas for Committee meetings. The Committee, in its discretion, may ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Committee shall maintain minutes of its meetings and records relating to those meetings and the Committee's activities and provide copies of such minutes to the Board.

VI.    ADVISORS AND FUNDING

        The Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties and responsibilities. The Corporation shall provide for appropriate funding, as determined by the Committee, for payment of any compensation (i) to any independent auditor engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Corporation, and (ii) to any independent advisors employed by the Committee.

VII.    DISCLOSURE AND REVIEW OF CHARTER

        The charter shall be (1) published in the Corporation's annual report or information circular once every three years or following a material amendment to it; or (2) be posted in an up-to-date format on the Corporation's web site. The Committee should review and reassess annually the adequacy of this Charter as required by the applicable rules of Nasdaq or the TSX.

*************

        While the Committee has the duties and responsibilities set forth in this Charter, the Committee is not responsible for planning or conducting the audit or for determining whether the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditor have the responsibility of auditing the financial statements. Similarly, it is not the responsibility of the Committee to resolve disagreements, if any, between management and the independent auditor or to ensure that the Corporation complies with all laws and regulations.

EXHIBIT B

MDC PARTNERS INC.
2005 STOCK INCENTIVE PLAN
(As Adopted                              , 2005)

1.
Purpose of the Plan

        This MDC Partners Inc. 2005 Stock Incentive Plan is intended to promote the interests of the Company and its shareholders by providing the employees and consultants of the Company and eligible non-employee directors of MDC Partners Inc., who are largely responsible for the management, growth and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company. The Plan is designed to meet this intent by providing such employees, consultants and eligible non-employee directors with a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.
Definitions

        As used in the Plan, the following definitions apply to the terms indicated below:

  (a)
  "Board of Directors" means the Board of Directors of MDC Partners Inc.

  (b)
  "Change in Control" means the occurrence of any of the following:

        (i)    Any Person becoming the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act, a "Beneficial Owner") of twenty-five percent (25%) or more of the combined voting power of MDC's then outstanding voting securities ("Voting Securities"); provided, however that a Change in Control shall not be deemed to occur by reason of an acquisition of Voting Securities directly from MDC or by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) MDC or any Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by MDC (the "MDC Group"), (B) any member of the MDC Group, or (C) any Person in connection with a Non-Control Transaction (as such term is hereinafter defined);

        (ii)   The individuals who, as of April 1, 2005, are members of the Board of Directors (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board of Directors; provided, however that if the election, or nomination for election by MDC's shareholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of the Plan, be considered as a member of the Incumbent Board; provided, further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

        (iii)  The consummation of:

          (A)  A merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" is a merger, consolidation or reorganization with or into MDC or in which securities of MDC are issued where:

            (I)     the stockholders of MDC, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least sixty percent (60%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

            (II)    the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds of the members of the board of directors of the Surviving Corporation, or a corporation beneficially owning a majority of the voting securities of the Surviving Corporation,

            (III)   no Person other than (1) any member of the MDC Group, (2) any employee benefit plan (or any trust forming a part thereof) maintained immediately prior to such merger, consolidation or reorganization by any member of the MDC Group, or (3) any Person who, immediately prior to such merger, consolidation or reorganization Beneficially Owns twenty-five percent (25%) or more of the then outstanding Voting Securities, owns, directly or indirectly, twenty-five percent (25%) or more of the combined voting power of the Surviving Corporation's voting securities outstanding immediately following such transaction;

          (B)  A complete liquidation or dissolution of the Company; or

          (C)  The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a member of the MDC Group).

        Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") becomes the Beneficial Owner of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

  (c)
  "Class A Shares" means MDC's Class A subordinate voting shares, without par value, or any other security into which such shares shall be changed pursuant to the adjustment provisions of Section 10 of the Plan.

  (d)
  "Code" means the Internal Revenue Code of 1986, as amended from time to time.

  (e)
  "Committee" means the Human Resources & Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

  (f)
  "Company" means MDC and each of its Subsidiaries, collectively.

  (g)
  "Covered Employee" means a Participant who at the time of reference is a "covered employee" as defined in Code Section 162(m) and the regulations promulgated under Code Section 162(m), or any successor statute.

  (h)
  "Director" means a member of the Board of Directors who is not at the time of reference an employee of the Company.

  (i)
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  (j)
  "Fair Market Value" means, with respect to a Class A Share, as of the applicable date of determination (i) the closing sales price on the immediately preceding business day of Class A Shares as reported on the principal securities exchange on which such shares are then listed or admitted to trading or (ii) if not so reported, the average of the closing bid and ask prices on the immediately preceding business day as reported on the National Association of Securities Dealers Automated Quotation System or (iii) if not so reported, as furnished by any member of the National Association of Securities Dealers, Inc. selected by the Committee. In the event that the price of Class A Shares shall not be so reported, the Fair Market Value of Class A Shares shall be determined by the Committee in its absolute discretion.

  (k)
  "Incentive Award" means an Option, SAR or Other Stock-Based Award granted to a Participant pursuant to the terms of the Plan.

  (l)
  "MDC" means MDC Partners Inc., a corporation established under the Canadian Business Corporation Act, and any successor thereto.

  (m)
  "Option" means a non-qualified stock option to purchase Class A Shares granted to a Participant pursuant to Section 6.

  (n)
  "Other Stock-Base Award" means an equity or equity-related award granted to a Participant pursuant to Section 8.

  (o)
  "Participant" means a Director, employee or consultant of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, who or which is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and, following the death of any such natural person, his successors, heirs, executors and administrators, as the case may be.

  (p)
  "Performance-Based Compensation" means compensation that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

  (q)
  "Performance Measures" means such measures as are described in Section 9 on which performance goals are based in order to qualify certain awards granted hereunder as Performance-Based Compensation.

  (r)
  "Performance Period" means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Incentive Award that is intended to qualify as Performance-Based Compensation.

  (s)
  "Permitted Acceleration Event" means (i) with respect to any Incentive Award that is subject to performance-based vesting, the full or partial vesting of such Incentive Award based on satisfaction of the applicable performance-based conditions, (ii) the occurrence of a Change in Control or an event described in Section 10(b), (c) or (d) or (iii) any termination of the employment of a Participant, other than a termination for cause (as defined by the Committee) or voluntary termination prior to retirement (as defined by the Committee).

  (t)
  "Person" means a "person" as such term is used in Section 13(d) and 14(d) of the Exchange Act.

  (u)
  "Plan" means this MDC Partners Inc. 2004 Stock Incentive Plan, as it may be amended from time to time.

  (v)
  "SAR" means a stock appreciation right granted to a Participant pursuant to Section 7.

  (w)
  "Securities Act" means the Securities Act of 1933, as amended.

  (x)
  "Subsidiary" means any "subsidiary corporation" within the meaning of Section 424(f) of the Code or any other entity that the Committee determines from time to time should be treated as a subsidiary corporation for purposes of this Plan.

3.
Stock Subject to the Plan

(a)
In General

        Subject to adjustment as provided in Section 10 and the following provisions of this Section 3, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan shall not exceed 2,000,000 Class A Shares. Class A Shares issued under the Plan may be either authorized and unissued shares or treasury shares, or both, at the discretion of the Committee.

        For purposes of the preceding paragraph, Class A Shares covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant's permitted transferees as described in the Plan) pursuant to the Plan. For purposes of clarification, in accordance with the preceding sentence if an Incentive Award is settled for cash or if Class A Shares are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award only the shares issued (if any), net of the shares withheld, will be deemed delivered for purposes of determining the number of Class A Shares that are available for delivery under the Plan. In addition, if Class A Shares are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if Class A Shares owned by a Participant (or such Participant's permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of Class A Shares that are available for delivery under the Plan. In addition, if the Company uses cash received by the Company in payment of the exercise price or purchase price in connection with any Incentive Award granted pursuant to the Plan to repurchase Class A Shares from any Person, the shares so repurchased will be added to the aggregate number of shares available for delivery under the Plan. For purposes of the preceding sentence, Class A Shares repurchased by the Company shall be deemed to have been repurchased using such funds only to the extent that such funds have actually been previously received by the Company and that the Company promptly designates in its books and records that such repurchase was paid for with such funds. Class A Shares covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of NASD Rule 4350) shall not count as used under the Plan for purposes of this Section 3.

        Subject to adjustment as provided in Section 10, the maximum number of Class A Shares that may be covered by Incentive Awards granted under the Plan to any single Participant in any fiscal year of the Company shall not exceed 500,000 shares, prorated on a daily basis for any fiscal year of the Company that is shorter than 365 days.

  (b)
  Prohibition on Substitutions and Repricings

        In no event shall any new Incentive Awards be issued in substitution for outstanding Incentive Awards previously granted to Participants, nor shall any repricing (within the meaning of US generally accepted accounting practices or any applicable stock exchange rule) of Incentive Awards issued under the Plan be permitted at any time under any circumstances, in each case unless the shareholders of the Company expressly approve such substitution or repricing.

4.
Administration of the Plan

        The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualify as non-employee directors (within the meaning of Rule 16b-3 promulgated under Section 16 of the Exchange Act), and as "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3). The Committee shall, consistent with the terms of the Plan, from time to time designate those who shall be granted Incentive Awards under the Plan and the amount, type and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof. In addition, the Committee may from time to time authorize a committee consisting of one or more Directors to grant Incentive Awards to persons who are not "executive officers" of MDC (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitation as the Committee may specify. In addition, the Board of Directors may, consistent with the terms of the Plan, from time to time grant Incentive Awards to Directors.

        The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and the terms of any Incentive Award (and any agreement evidencing any Incentive Award) granted thereunder and to adopt and amend from time to time such rules and regulations for the administration of the Plan as the Committee may deem necessary or appropriate. Without limiting the generality of the foregoing, (i) the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment and (ii) the employment of a Participant with the Company shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Person that is a Subsidiary of the Company and such Person ceases to be a Subsidiary of the Company, unless the Committee determines otherwise. Decisions of the Committee shall be final, binding and conclusive on all parties.

        On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant's employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award.

        No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and MDC shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan, unless, in either case, such action, omission or determination was taken or made by such member, director or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5.
Eligibility

        The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those Directors and employees of the Company, including any person or company engaged to provide ongoing management or consulting services for the Company and, at the discretion of any of the foregoing persons, and subject to any required regulatory approvals and conditions, a personal holding company controlled by such person, whom the Committee shall select from time to time. All Incentive

Awards granted under the Plan shall be evidenced by a separate written agreement entered into by the Company and the recipient of such Incentive Award.

6.
Options

        The Committee may from time to time grant Options, subject to the following terms and conditions:

  (a)
  Exercise Price

        The exercise price per Class A Share covered by any Option shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such Option is granted.

  (b)
  Term and Exercise of Options

        (1)   Each Option shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; provided, further that no Option shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each Option shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such Option.

        (2)   Each Option may be exercised in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination or cancellation of the remaining portion thereof.

        (3)   An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

        (4)   Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.

  (c)
  Effect of Termination of Employment or other Relationship

        The agreement evidencing the award of each Option shall specify the consequences with respect to such Option of the termination of the employment, service as a director or other relationship between the Company and the Participant holding the Option.

  (d)
  Effect of Change in Control

        Upon the occurrence of a Change in Control, each Option outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such Option.

7.
Stock Appreciation Rights

        The Committee may from time to time grant SARs, subject to the following terms and conditions::

  (a)
  Stand-Alone and Tandem; Cash and Stock-Settled

        SARs may be granted on a stand-alone basis or in tandem with an Option. Tandem SARs may be granted contemporaneously with or after the grant of the Options to which they relate. SARs may be settled in Class A Shares or in cash.

  (b)
  Exercise Price

        The exercise price per Class A Share covered by any SAR shall be not less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted; provided, however that the exercise price of an SAR that is tandem to an Option and that is granted after the grant of such Option may have an exercise price less than 100% of the Fair Market Value of a Class A Share on the date on which such SAR is granted provided that such exercise price is at least equal to the exercise price of the related Option.

  (c)
  Benefit Upon Exercise

        The exercise of an SAR with respect to any number of Class A Shares prior to the occurrence of a Change in Control shall entitle the Participant to (i) a cash payment, for each such share, equal to the excess of (A) the Fair Market Value of a Class A Share on the effective date of such exercise over (B) the per share exercise price of the SAR, (ii) the issuance or transfer to the Participant of the greatest number of whole Class A Shares which on the date of the exercise of the SAR have an aggregate Fair Market Value equal to such excess or (iii) a combination of cash and Class A Shares in amounts equal to such excess, as determined by the Committee. The exercise of an SAR with respect to any number of Class A Shares upon or after the occurrence of a Change in Control shall entitle the Participant to a cash payment, for each such share, equal to the excess of (i) the greater of (A) the highest price per share of Class A Shares paid in connection with such Change in Control and (B) the Fair Market Value of Class A Shares on the effective date of exercise over (ii) the per share exercise price of the SAR. Such payment, transfer or issuance shall occur as soon as practical, but in no event later than five business days, after the effective date of exercise.

  (d)
  Term and Exercise of SARs

        (1)   Each SAR shall become vested and exercisable on such date or dates, during such period and for such number of Class A Shares as shall be determined by the Committee on or after the date such SAR is granted; provided, however that no SAR shall be exercisable after the expiration of ten years from the date such SAR is granted; provided, further that no SAR shall become exercisable earlier than one year after the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event; and, provided, further, that each SAR shall be subject to earlier termination, expiration or cancellation as provided in the Plan or in the agreement evidencing such SAR.

        (2)   Each SAR may, to the extent vested and exercisable, be exercised in whole or in part; provided, however that no partial exercise of an SAR shall be for an aggregate exercise price of less than $1,000. The partial exercise of an SAR shall not cause the expiration, termination or cancellation of the remaining portion thereof.

        (3)   An SAR shall be exercised by such methods and procedures as the Committee determines from time to time.

        (4)   SARs may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant.

        (5)   The exercise with respect to a number of Class A Shares of an SAR granted in tandem with an Option shall cause the immediate cancellation of the Option with respect to the same number of shares. The exercise with respect to a number of Class A Shares of an Option to which a tandem SAR relates shall cause the immediate cancellation of the SAR with respect to an equal number of shares.

  (e)
  Effect of Termination of Employment or other Relationship

        The agreement evidencing the award of each SAR shall specify the consequences with respect to such SAR of the termination of the employment, service as a director or other relationship between the Company and Participant holding the SAR.

  (f)
  Effect of Change in Control

        Upon the occurrence of a Change in Control, each SAR outstanding at such time shall become fully and immediately vested and exercisable and shall remain exercisable until its expiration, termination or cancellation pursuant to the terms of the Plan and the agreement evidencing such SAR.

8.
Other Stock-Based Awards

        The Committee may grant equity-based or equity-related awards not otherwise described herein in such amounts and subject to such terms and conditions as the Committee shall determine. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual Class A Shares to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of Class A Shares, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of phantom stock, restricted stock, restricted stock units, performance shares, or share-denominated performance units and (iv) be designed to comply with applicable laws of jurisdictions other than the United States. Notwithstanding anything in this Section 8, no Other Stock-Based Award shall vest or otherwise become payable earlier than three years following the date on which it is granted, other than upon the occurrence of a Permitted Acceleration Event.

9.
Performance Measures

(a)
Performance Measures

        The performance goals upon which the payment or vesting of any Incentive Award (other than Options and SARs) to a Covered Employee that is intended to qualify as Performance-Based Compensation depends shall relate to one or more of the following Performance Measures: revenue growth, operating income, operating cash flow, net income, earnings per share, cash earnings per share, return on sales, return on assets, return on equity, return on invested capital and total shareholder return.

        Performance Periods may be equal to or longer than, but not less than, one fiscal year of the Company. Within 90 days after the beginning of a Performance Period, and in any case before 25% of the Performance Period has elapsed, the Committee shall establish (a) performance goals and objectives for the Company for such Performance Period, (b) target awards for each Participant, and (c) schedules or other objective methods for determining the applicable performance percentage to be applied to each such target award.

        The measurement of any Performance Measure(s) may exclude the impact of charges for restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring items, and the cumulative effects of accounting changes, each as defined by generally accepted accounting principles and as identified in the Company's audited financial statements, including the notes thereto. Any Performance Measure(s) may be used to measure the performance of the Company or a Subsidiary as a whole or any business unit of the Company or any Subsidiary or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate.

        Nothing in this Section 9 is intended to limit the Committee's discretion to adopt conditions with respect to any Incentive Award that is not intended to qualify as Performance-Based Compensation that relate to performance other than the Performance Measures.

  (b)
  Committee Discretion

        In the event that the requirements of Section 162(m) and the regulations thereunder change to permit Committee discretion to alter the Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval.

10.
Adjustment Upon Changes in Class A Shares

(a)
Shares Available for Grants

        In the event of any change in the number of Class A Shares outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards and the maximum aggregate number of Class A Shares with respect to which the Committee may grant Incentive Awards to any individual Participant in any year shall be appropriately adjusted by the Committee. In the event of any change in the number of Class A Shares outstanding by reason of any other similar event or transaction, the Committee may, but need not, make such adjustments in the number and class of Class A Shares with respect to which Incentive Awards may be granted as the Committee may deem appropriate.

  (b)
  Increase or Decrease in Issued Shares Without Consideration

        Subject to any required action by the shareholders of MDC, in the event of any increase or decrease in the number of issued Class A Shares resulting from a subdivision or consolidation of Class A Shares or the payment of a stock dividend (but only on the Class A Shares), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of Class A Shares subject to each outstanding Incentive Award and the exercise price per Class A Share of each such Incentive Award.

  (c)
  Certain Mergers

        Subject to any required action by the shareholders of MDC, in the event that MDC shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of Class A Shares receive securities of another corporation), each Incentive Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Class A Shares subject to such Incentive Award would have received in such merger or consolidation.

  (d)
  Certain Other Transactions

        In the event of (i) a dissolution or liquidation of MDC, (ii) a sale of all or substantially all of MDC's assets, (iii) a merger or consolidation involving MDC in which MDC is not the surviving corporation or (iv) a merger or consolidation involving MDC in which MDC is the surviving corporation but the holders of Class A Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

          (i)    cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each Class A Share subject to such Incentive Award equal to the value, as determined by the Committee in its reasonable discretion, of such Incentive Award, provided that with respect to any outstanding Option or SAR such value shall be equal to the excess of (A) the value, as determined by the Committee in its reasonable discretion, of the property (including cash) received by the holder of Class A Shares as a result of such event over (B) the exercise price of such Option or SAR; or

          (ii)   provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an incentive award with respect to, as appropriate, some or all of the property which a holder of the number of Class A Shares subject to such Incentive Award would have received in such transaction and, incident thereto, make an equitable adjustment as determined by the Committee in its reasonable discretion in the exercise price of the incentive award, or the number of shares or amount of property subject to the incentive award or, if appropriate, provide for a cash payment to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

  (e)
  Other Changes

        In the event of any change in the capitalization of MDC or corporate change other than those specifically referred to in paragraphs (b), (c) or (d), the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee may consider appropriate to prevent dilution or enlargement of rights.

  (f)
  No Other Rights

        Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of MDC or any other corporation. Except as expressly provided in the Plan, no issuance by MDC of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Class A Shares subject to any Incentive Award.

11.
Rights as a Stockholder

        No person shall have any rights as a stockholder with respect to any Class A Shares covered by or relating to any Incentive Award granted pursuant to the Plan until the date of the issuance of a stock certificate with respect to such shares. Except as otherwise expressly provided in Section 10 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date such stock certificate is issued.

12.
No Special Employment Rights; No Right to Incentive Award

        (a)   Nothing contained in the Plan or any Incentive Award shall confer upon any Participant any right with respect to the continuation of his employment by or service to the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

        (b)   No person shall have any claim or right to receive an Incentive Award hereunder. The Committee's granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.
Securities Matters

        (a)   MDC shall be under no obligation to effect the registration pursuant to the Securities Act of any Class A Shares to be issued hereunder or to effect similar compliance under any state laws. Notwithstanding anything herein to the contrary, MDC shall not be obligated to cause to be issued or delivered any certificates evidencing Class A Shares pursuant to the Plan unless and until MDC is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded and that the Participant has delivered all notices and documents required to be delivered to the Company in connection therewith. The Committee may require, as a condition to the issuance and delivery of certificates evidencing Class A Shares pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee deems necessary or desirable.

        (b)   The exercise of any Option granted hereunder shall only be effective at such time as counsel to MDC shall have determined that the issuance and delivery of Class A Shares pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which Class A Shares are traded. MDC may, in its sole discretion, defer the effectiveness of an exercise of an Option hereunder or the issuance or transfer of Class A Shares pursuant to any Incentive Award pending or to ensure compliance under federal or state securities laws. MDC shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option or the issuance or transfer of Class A Shares pursuant to any Incentive Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.
Withholding Taxes

(a)
Cash Remittance

        Whenever Class A Shares are to be issued upon the exercise of an Option or the grant or vesting of an Incentive Award, MDC shall have the right to require the Participant to remit to MDC in cash an amount sufficient to satisfy federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting prior to the delivery of any certificate or certificates for such shares or the effectiveness of the lapse of such restrictions. In addition, upon the exercise or settlement of any Incentive Award in cash, MDC shall have the right to withhold from any cash payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise or settlement.

  (b)
  Stock Remittance

        At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, the Participant may tender to MDC a number of Class A Shares that have been owned by the Participant for at least six months (or such other period as the Committee may determine) having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant's obligations under Section 14(a) hereof, if any.

  (c)
  Stock Withholding

        At the election of the Participant, subject to the approval of the Committee, when Class A Shares are to be issued upon the exercise, grant or vesting of an Incentive Award, MDC shall withhold a number of such shares having a Fair Market Value at the exercise date determined by the Committee to be sufficient to satisfy the federal, state and local withholding tax requirements, if any, attributable to such exercise, grant or vesting but not greater than such withholding obligations. Such election shall satisfy the Participant's obligations under Section 14(a) hereof, if any.

15.
Amendment or Termination of the Plan

        The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it in any respect whatsoever; provided, however, that without approval of the shareholders no revision or amendment shall except as provided in Section 10 hereof, (i) increase the number of Class A Shares that may be issued under the Plan or (ii) materially modify the requirements as to eligibility for participation in the Plan. Nothing herein shall restrict the Committee's ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No action hereunder may, without the consent of a Participant, reduce the Participant's rights under any previously granted and outstanding Incentive Award. Nothing herein shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

16.
No Obligation to Exercise

        The grant to a Participant of an Option or SAR shall impose no obligation upon such Participant to exercise such Option or SAR.

17.
Transfers Upon Death

        Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant's estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind MDC unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

18.
Expenses and Receipts

        The expenses of the Plan shall be paid by MDC. Any proceeds received by MDC in connection with any Incentive Award will be used for general corporate purposes.

19.
Governing Law

        The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of New York, without regard to its conflict of law principles, except to the extent that the application of New York law would result in a violation of the Canadian Business Corporation Act.

22.
Effective Date and Term of Plan

        The Plan was adopted by the Board of Directors on April 28, 2005, subject to the approval of the Plan by the shareholders of MDC. No grants may be made under the Plan after April 28, 2015.

MDC PARTNERS INC.

FORM OF PROXY
(Class A Subordinate Voting Shares)

        THIS PROXY IS SOLICITED BY THE MANAGEMENT OF MDC PARTNERS INC. ("MDC PARTNERS") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 26, 2005.

        The undersigned, a shareholder of MDC Partners, hereby nominates, constitutes and appoints as his or her nominee Mr. Miles S. Nadal, or failing him, Mr. Steven Berns, or instead of any of the foregoing (strike out preceding names and print name of alternative nominee),                                         with full power of substitution, to attend and vote all of the common shares of MDC Partners held by the undersigned for and on behalf of the undersigned at the annual and special meeting of shareholders of MDC Partners to be held on Monday, the 26th day of May, 2005, at the Design Exchange, Toronto Dominion Centre, 234 Bay Street, Trading Floor, Toronto, Ontario commencing at 10:00 a.m. (Toronto time) (the "Meeting") and at any adjournment or postponement thereof in the manner indicated:

1.
to Vote FOR [    ] or to [    ] WITHHOLD from Voting (or, if no specification is made, FOR), the nominees proposed by management to act as directors of MDC Partners, to hold office until his successor is elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his successor is otherwise elected or appointed;

2.
to Vote FOR [    ] or to [    ] WITHHOLD from Voting, (or, if no specification is made, FOR), a resolution appointing KPMG LLP to act as auditors of MDC Partners and to authorize the directors to fix their remuneration;

3.
to Vote FOR [    ] or [    ] AGAINST (or, if no specification is made, FOR), a resolution approving the 2005 Incentive Plan (as defined in the accompanying Proxy Statement and Management Information Circular); and

4.
to Vote FOR [    ] or [    ] AGAINST (or, if no specification is made, FOR), a resolution approving the amendment of the by-laws of MDC Partners to change the quorum requirement for a shareholders meeting from two shareholders to 33 1/3 percent of the shares entitled to vote at the meeting.

        I HEREBY REVOKE ANY PRIOR PROXY OR PROXIES. WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTER IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, I HEREBY CONFER DISCRETIONARY AUTHORITY ON THE PERSON WHO VOTES AND ACTS ON MY BEHALF HEREUNDER TO VOTE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE ABOVE MATTERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AS HE OR SHE THINKS FIT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED.

DATED this	day of	, 2005.

PRINT NAME:

Signature of Registered Shareholder:

Number of Class A Subordinate Voting Shares Represented Hereby:

INSTRUCTIONS FOR PROXY:

1.
This proxy must be dated and signed by a shareholder or his or her attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized. When signing in a fiduciary or representative capacity, please give full title as such.

2.
A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management's nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the Meeting to vote.

3.
If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of MDC Partners.

4.
Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

5.
To be valid, this proxy must be received by the proxy department of CIBC Mellon Trust Company, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9 not later than 4:30 pm (Toronto time) on Tuesday, May 24, 2005, or 48 hours before the time of the holding of any adjourned or postponed Meeting, or delivered to the Chairman on the day of the Meeting or any adjournment or postponement thereof.

6.
Any of the joint holders of common shares of MDC Partners may sign a form of proxy in respect of such common shares but, if more than one of them is present at the Meeting or represented by proxy holder, then that one of them whose name appears first in the register of the holders of such common shares, or that one's proxy holder will alone be entitled to vote in respect thereof.

MDC PARTNERS INC.

FORM OF PROXY
(Class B Shares)

        THIS PROXY IS SOLICITED BY THE MANAGEMENT OF MDC PARTNERS INC. ("MDC PARTNERS") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON MAY 26, 2005.

        The undersigned, a shareholder of MDC Partners, hereby nominates, constitutes and appoints as his or her nominee Mr. Miles S. Nadal, or failing him, Mr. Steven Berns, or instead of any of the foregoing (strike out preceding names and print name of alternative nominee),                                         with full power of substitution, to attend and vote all of the common shares of MDC Partners held by the undersigned for and on behalf of the undersigned at the annual and special meeting of shareholders of MDC Partners to be held on Monday, the 26th day of May, 2005, at the Design Exchange, Toronto Dominion Centre, 234 Bay Street, Trading Floor, Toronto, Ontario commencing at 10:00 a.m. (Toronto time) (the "Meeting") and at any adjournment or postponement thereof in the manner indicated:

1.
to Vote FOR [    ] or to [    ] WITHHOLD from Voting (or, if no specification is made, FOR), the nominees proposed by management to act as directors of MDC Partners, to hold office until his successor is elected at the next annual meeting of MDC Partners, or any adjournment or postponement thereof, or until his successor is otherwise elected or appointed;

2.
to Vote FOR [    ] or to [    ] WITHHOLD from Voting, (or, if no specification is made, FOR), a resolution appointing KPMG LLP to act as auditors of MDC Partners and to authorize the directors to fix their remuneration;

3.
to Vote FOR [    ] or [    ] AGAINST (or, if no specification is made, FOR), a resolution approving the 2005 Incentive Plan (as defined in the accompanying Proxy Statement and Management Information Circular); and

4.
to Vote FOR [    ] or [    ] AGAINST (or, if no specification is made, FOR), a resolution approving the amendment of the by-laws of MDC Partners to change the quorum requirement for a shareholders meeting from two shareholders to 33 1/3 percent of the shares entitled to vote at the meeting.

        I HEREBY REVOKE ANY PRIOR PROXY OR PROXIES. WITH RESPECT TO AMENDMENTS OR VARIATIONS TO ANY MATTER IN THE NOTICE OF MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, I HEREBY CONFER DISCRETIONARY AUTHORITY ON THE PERSON WHO VOTES AND ACTS ON MY BEHALF HEREUNDER TO VOTE WITH RESPECT TO AMENDMENTS OR VARIATIONS TO THE ABOVE MATTERS AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, AS HE OR SHE THINKS FIT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON ANY VOTE OR BALLOT CALLED.

DATED this	day of	, 2005.

PRINT NAME:

Signature of Registered Shareholder:

Number of Class B Shares Represented Hereby:

INSTRUCTIONS FOR PROXY:

1.
This proxy must be dated and signed by a shareholder or his or her attorney duly authorized in writing, or if the shareholder is a corporation, by the proper officers or directors under its corporate seal, or by an officer or attorney thereof duly authorized. When signing in a fiduciary or representative capacity, please give full title as such.

2.
A shareholder has the right to appoint a person to attend and act for him or her and on his or her behalf at the Meeting other than the persons designated in this form of proxy. Such right may be exercised by filling in the name of such person in the blank space provided and striking out the names of management's nominees. A person appointed as nominee to represent a shareholder need not be a shareholder of MDC Partners. A person appointed as your proxy holder must be present at the Meeting to vote.

3.
If not dated, this proxy is deemed to bear the date on which it was mailed on behalf of the management of MDC Partners.

4.
Each shareholder who is unable to attend the Meeting is respectfully requested to date and sign this form of proxy and return it using the self-addressed envelope provided.

5.
To be valid, this proxy must be received by the proxy department of CIBC Mellon Trust Company, 200 Queen's Quay East, Unit 6, Toronto, Ontario M5A 4K9 not later than 4:30 pm (Toronto time) on Tuesday, May 24, 2005, or 48 hours before the time of the holding of any adjourned or postponed Meeting, or delivered to the Chairman on the day of the Meeting or any adjournment or postponement thereof.

6.
Any of the joint holders of common shares of MDC Partners may sign a form of proxy in respect of such common shares but, if more than one of them is present at the Meeting or represented by proxy holder, then that one of them whose name appears first in the register of the holders of such common shares, or that one's proxy holder will alone be entitled to vote in respect thereof.

QuickLinks

MANNER IN WHICH PROXIES WILL BE VOTED
ALTERNATE PROXY
REVOCABILITY OF PROXY
BENEFICIAL OWNERS
CURRENCY
AUTHORIZED CAPITAL AND VOTING SHARES
EXPENSES
PARTICULARS OF MATTERS TO BE ACTED UPON ITEM 1—ELECTION OF DIRECTORS
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE PROPOSED DIRECTORS.
Report of the Audit Committee of the Board
OPTION/SARS GRANTS DURING THE FISCAL YEAR ENDED DECEMBER 31, 2004
Aggregate Indebtedness
Loans for Share Purchase Programs
Other Loans
MDC Partners Inc. Comparison of 5-Year Cumulative Total Return
Report of the Human Resources & Compensation Committee of the Board of Directors
ITEM 2—APPOINTMENT OF AUDITORS
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPOINTMENT OF KMPG LLP AS MDC PARTNERS' AUDITORS.
ITEM 3—APPROVAL OF THE 2005 INCENTIVE PLAN
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2005 INCENTIVE PLAN.
ITEM 4—APPROVAL OF AMENDMENT TO THE BY-LAWS OF MDC PARTNERS TO CHANGE QUORUM REQUIREMENT FOR SHAREHOLDERS MEETINGS
YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT OF THE BY-LAWS TO CHANGE THE QUORUM REQUIREMENT FOR SHAREHOLDER MEETINGS.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ADDITIONAL INFORMATION
SHAREHOLDER PROPOSALS FOR 2006 ANNUAL GENERAL MEETING
GENERAL
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF MDC PARTNERS INC. AS ADOPTED BY THE BOARD ON FEBRUARY 26, 2004
MDC PARTNERS INC. 2005 STOCK INCENTIVE PLAN (As Adopted , 2005)